As filed with the Securities and Exchange Commission on February 28, 2005
                      Registration No. 333-31127 / 811-8291

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 10

                                       AND

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 11

                             ISI STRATEGY FUND, INC.
                         535 Madison Avenue, 30th Floor
                            New York, New York 10022
                                 (212) 446-5600

                                 R. Alan Medaugh
                         535 Madison Avenue, 30th Floor
                               New York, NY 10022

                                   Copies to:

                               Edward J. Veilleux
                           EJV Financial Services LLC
                               5 Brook Farm Court
                              Hunt Valley, MD 21030

--------------------------------------------------------------------------------
It is proposed that this filing will become effective:

  [X]    immediately upon filing pursuant to Rule 485, paragraph (b)(1)
  [ ]    on _________________ pursuant to Rule 485, paragraph (b)(1)
  [ ]    60 days after filing pursuant to Rule 485, paragraph (a)(1)
  [ ]    on  _________________ pursuant to Rule 485, paragraph (a)(1)
  [ ]    75 days after filing pursuant to Rule 485, paragraph (a)(2)
  [ ]    on  _________________ pursuant to Rule 485, paragraph (a)(2)
  [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of series being registered: ISI Strategy Fund.

ISI STRATEGY FUND SHARES
535 Madison Avenue, 30th Floor
New York, New York 10022
For information call (800) 955-7175


   This mutual fund (the "Fund") is designed to maximize total return through a combination of long-term growth of capital and current income. The Fund's investments are actively allocated between common stocks of U.S. issuers and U.S. Treasury securities.



   The Fund offers shares through securities dealers and financial institutions that act as shareholder servicing agents. You may also buy the Fund's shares ("Shares") through the Fund's Transfer Agent. (See the section entitled " How to Buy Shares.")


                               TABLE OF CONTENTS


                                                                       PAGE
                                                                       ----

     Investment Summary...............................................   1

     Fees and Expenses of the Fund....................................   4

     Investment Program...............................................   4

     The Fund's Net Asset Value.......................................   5

     How to Buy Shares................................................   6

     How to Redeem Shares.............................................   7

     Telephone Transactions...........................................   8

     Sales Charges....................................................   8

     Dividends and Taxes..............................................   9

     Investment Advisor and Sub-Advisor...............................  10

     Other Service Providers..........................................  11

     Financial Highlights.............................................  12

     Application...................................................... A-1


  THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER APPROVED NOR DISAPPROVED
   THESE SECURITIES NOR HAS IT PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 The date of this Prospectus is March 1, 2005.

INVESTMENT SUMMARY

OBJECTIVE AND STRATEGIES

   The Fund seeks to maximize total return through a combination of long-term growth of capital and current income. The Fund's investments are actively allocated between common stocks of United States issuers and U.S. Treasury securities ("Treasury Securities").


   International Strategy & Investment Inc. (the "Advisor"), the Fund's investment advisor, determines the relative weightings of common stocks and Treasury Securities in the Fund's portfolio and manages the Treasury Securities portion of the portfolio. The Fund may purchase Treasury Securities of varying maturities.



   Edward S. Hyman and R. Alan Medaugh, Chairman and President, respectively of the Advisor, guide the allocation of the Fund's assets between common stocks and Treasury securities based on the Advisor's analysis of the pace of the economy and its forecasts for the direction of interest rates and corporate earnings.



   Under normal market conditions, the Fund will invest its assets in a ratio of:


.. approximately 80% common stocks to 20% Treasury Securities when an aggressive strategy is deemed warranted,


.. approximately 60% common stocks to 40% Treasury Securities when a neutral strategy is deemed warranted, and


.. approximately 40% common stocks to 60% Treasury Securities when a conservative strategy is deemed warranted.





   When the Advisor expects the environment to be more favorable to financial assets, to have low inflation, declining interest rates and rising corporate profits, the Fund would move towards a heavier weighting in equities along with long maturity Treasuries. Conversely, when the Advisor anticipates a defensive environment for financial assets, where rising interest rates are expected, the Fund will move towards a heavier weighting in fixed income with an emphasis on maturities of five years or less.



   Los Angeles Capital Management and Equity Research, Inc., the Fund's investment sub-advisor ("LA Capital" or the "Sub-Advisor"), selects the Fund's equity investments with a quantitative model that seeks to capture an enhanced return from the broad U.S. equity market as represented by the Dow Jones Wilshire 5000 (Full Cap) Index ("Wilshire 5000"). Using this model, LA Capital selects a sampling of the common stocks contained in the Wilshire 5000 in an attempt to match the return of the Wilshire 5000, plus 1-2%, with volatility that from time-to-time may exceed that of the Index. To accomplish this, LA Capital uses a quantitative model to select a sampling of the stocks contained in the Wilshire 5000. With this model, LA Capital constructs the Fund's equity portfolio so that its market capitalization and industry sector weightings closely resemble that of the Wilshire 5000, but, where the model suggests, LA Capital slightly varies sector weightings in an effort to provide enhanced returns.


RISK PROFILE

   The Fund is suited for you if you are seeking long-term total return through an approach that seeks to moderate risk by balancing investments in common stocks and bonds. The value of an investment in the Fund will vary from day-to-day based on changes in the prices of the common stocks and Treasury Securities in the Fund's portfolio.

   GENERAL STOCK RISK. The value of the Fund's equity investments will change in relation to changes in the Wilshire 5000. The value of the common stocks in the Wilshire 5000 will fluctuate based upon investor perceptions of the economy, the markets, and the companies represented by the Wilshire 5000. The Fund's investments in common stocks can be expected to be more volatile than the Fund's investments in Treasury Securities.

   GENERAL BOND RISK. The value of the Fund's Treasury investments will change in response to economic and market factors, especially interest rate changes. In general, a change in interest rates will cause an inverse change in the value of the Treasury investments.


   INTEREST RATE RISK. The value of the Shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates.



   MATURITY RISK. Longer-term securities are generally more volatile (i.e., experience greater price fluctuations). Therefore, price fluctuations will generally be greater at times when the Fund holds a large amount of longer-term Treasury Securities.


   ASSET ALLOCATION RISK. Whether or not the Fund benefits from its active allocation strategy will depend on the Advisor's success in assessing economic trends and their impact on financial assets. The Advisor's assessment of market and economic conditions may cause it to invest too much or too little in either stocks or

Treasury Securities, which could adversely affect the Fund's performance.


   SPECIFIC RISKS OF SMALL- AND MEDIUM-SIZED COMPANIES. Because investing in small- and medium- sized companies can have more risk than investing in larger, more established companies, an investment in the Fund may have the following additional risks:



.. analysts and other investors typically follow these companies less actively and information about these companies is not always readily available,



.. securities of many small- and medium-sized companies are traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies,



.. changes in the value of small- and medium-sized company stocks may not mirror the fluctuations of the general market, and



.. more limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks.



   For these and other reasons, the prices of the securities of small and medium capitalization companies can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company's operations and performance.


   If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PORTFOLIO HOLDINGS


   A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information ("SAI").


FUND PERFORMANCE

   The following bar chart and table show the performance of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. The bar chart and table provide an historical record and do not necessarily indicate how the Fund will perform in the future.

                                    [CHART]


                         FOR YEARS ENDED DECEMBER 31,*


    1998      1999      2000      2001      2002      2003      2004
  --------  --------  --------  --------  --------  --------  --------
   18.56%    10.00%    -1.68%    -5.72%    -12.55%   21.17%     8.96%

-------------------
* The bar chart does not reflect sales charges or the effect of taxes on distributions. If it did, returns would be less than those shown. Performance would have been lower if certain of the Fund's fees and expenses had not been waived.


   During the period shown in the bar chart, the highest return for a quarter was 12.33% (quarter ended 12/31/98) and the lowest return for a quarter was -10.29% (quarter ended 9/30/02).

   The following table compares the Fund's average annual total return before taxes, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sale of Shares for the periods ended December 31, 2004 to the Wilshire 5000. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.


AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2004)

                                                                   SINCE
                                                1 YEAR 5 YEARS INCEPTION/(1)/
                                                ------ ------- -------------
  RETURN BEFORE TAXES/(2)/                       5.66%  0.75%      4.58%
  RETURN AFTER TAXES ON DISTRIBUTIONS/(2),(3)/   5.49%  0.03%      3.68%
  RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE
   OF FUND SHARES/(2),(4)/                       3.89%  0.25%      3.45%
  ---------------------------------------------------------------------------
  WILSHIRE 5000/(5)/                            12.62% -1.43%      5.19%/(6)/

-------------------
/(1)/The Shares' inception date is 9/16/97.
/(2)/These figures assume the reinvestment of dividends and capital gain distributions and include the impact of the maximum sales charges. /(3)/The Return After Taxes on Distributions assumes that the investor held
     Shares throughout the period and was taxed on distributions during the period.

/(4)/The Return After Taxes on Distributions and Sale of Fund Shares assumes that the investor sold Shares at the end of the period and was taxed on both the distributions paid during the period and the capital gains realized from the sale of the Fund Shares.


/(5)/The Wilshire 5000 is an unmanaged index that represents the broadest measure of the U.S. equity market. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results. The average annual total returns for this index do not reflect deductions for fees, expenses or taxes.


/(6)/The Wilshire 5000 is calculated from 9/30/97.


   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


   The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses that you may pay if you buy and hold Shares.



SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)      3.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.........................       None
Maximum Deferred Sales Charge (Load)................................................       None
Redemption Fee......................................................................       None
Exchange Fee........................................................................       None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):
Management Fees.....................................................................      0.40%
Distribution and/or Service (12b-1) Fees............................................      0.25%
Other Expenses......................................................................      0.47%
                                                                                     ----------
Total Annual Fund Operating Expenses................................................ 1.12%/(1)/

-------------------

/(1)/The Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the Fund's Total Annual Fund Operating Expenses do not exceed 1.30% of the Fund's average daily net assets. This agreement will continue until at least February 28, 2006 and may be extended.


EXAMPLE:

   This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


   The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund's Total Annual Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $411   $645    $898    $1,622


   Federal regulations require that the table above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (See the section entitled "Sales Charges"). If you hold Shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

INVESTMENT PROGRAM

INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS

   The Fund's investment objective is to maximize total return through a combination of long-term growth of capital and current income. The Fund seeks to achieve this objective through an active asset allocation strategy that involves apportioning the Fund's assets between diversified investments in common stocks and Treasury Securities.


   Under normal market conditions, the Fund will invest its assets in a ratio of:

..  approximately 80% common stocks to 20% Treasury Securities when an aggressive strategy is deemed warranted,
..  approximately 60% common stocks to 40% Treasury Securities when a neutral strategy is deemed warranted, and
.. approximately 40% common stocks to 60% Treasury Securities when a conservative strategy is deemed warranted.


   When the Advisor expects the environment ahead to be more favorable to financial assets, to have low inflation, declining interest rates and rising corporate profits, the Fund will move towards the more aggressive strategy. Conversely, when the Advisor anticipates a defensive environment for financial assets, where rising interest rates are expected, the Fund will move towards the more conservative strategy. A neutral strategy would be employed in scenarios with more mixed news, in between the aggressive and defensive environments.



   The allocation of the Fund's assets will be reviewed periodically in light of the Advisor's forecasts and may be changed when the Advisor determines it appropriate.


   In managing the common stocks in the Fund's portfolio, LA Capital attempts to capture an enhanced return from the broad U.S. equity market as represented by the Wilshire 5000. To accomplish this, LA Capital uses a quantitative model to select a sampling of the stocks contained in the Wilshire 5000. With this model, LA Capital constructs the Fund's equity portfolio so that its market capitalization and industry sector weightings closely resemble those of the Wilshire 5000, but, where the model suggests, LA Capital slightly varies sector weightings in an effort to provide enhanced returns. Therefore, LA Capital seeks performance for the Fund's equity portfolio that approximately resembles that of the Wilshire 5000, plus 1-2%, with volatility that from time-to-time may exceed that of the Wilshire 5000. The Wilshire 5000 consists of all U.S. common stocks that trade on a regular basis on the New York and American Stock Exchanges and in the NASDAQ over-the-counter market.


   The Advisor manages the Treasury Securities in the Fund's portfolio with a view toward, first, a high level of total return with relative stability of principal and, second, high current income. Therefore, in addition to yield, the potential for capital gains and appreciation resulting from possible changes in interest rates will be a consideration in selecting investments. At certain times the average maturity of the Treasury securities held by the Fund may be relatively short (from under one year to five years, for example) and at other times may be relatively long (over 10 years, for example). If the market environment is defensive and rising interest rates and weak corporate earnings are expected, the Fund may invest in shorter-term maturities. Conversely, in an aggressive market environment of low inflation, declining interest rates and rising corporate profits, the Fund may invest in longer-term maturities.


   An investment in the Fund involves risk. Common stocks are subject to market risks that may cause their prices to fluctuate over time. The prices of common stocks are sensitive to developments affecting particular companies and to general economic conditions that affect particular industry sectors or the securities markets as a whole. Because the equity investments of the Fund approximate the market capitalization and sector weightings of the Wilshire 5000, their value will be affected by changes in the Wilshire 5000.

   Treasury Securities are subject to interest rate risk. Thus, a decrease in interest rates will generally result in an increase in the value of the Shares. Conversely, during periods of rising interest rates, the value of the Shares will generally decline. This is especially true for Treasury securities with longer maturities and for STRIPS (securities that do not pay interest currently but which are purchased at a discount and are payable in full at maturity).


   Because investing in small- and medium-sized companies can have more risk than investing in larger, more established companies, an investment in the Fund may have the following additional risks:


.. analysts and other investors typically follow these companies less actively and information about these companies is not always readily available,


.. securities of many small- and medium-sized companies are traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies,


.. changes in the value of small- and medium-sized company stocks may not mirror the fluctuations of the general market, and


.. more limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks.



   For these and other reasons, the prices of the securities of small and medium capitalization companies can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company's operations and performance.



   To reduce the Fund's risk under adverse market conditions, the Advisor may make temporary defensive investments in money market instruments and U.S. Government obligations. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if they believed that the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.


THE FUND'S NET ASSET VALUE

   The price you pay when you buy Shares or receive when you redeem Shares is based on the Fund's net asset value per share. When you buy Shares, the price you pay may be increased by a sales charge. See the section entitled "Sales Charges" for details on how and when this charge may or may not be imposed.


   The net asset value per share of the Fund is determined as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at

4:00 p.m. (Eastern Time), it could be earlier, particularly on the day before a holiday. Contact the Fund's Transfer Agent to determine whether the Fund will close early before a particular holiday. The net asset value per share is calculated by subtracting the Fund's liabilities from its assets and dividing the result by the outstanding Shares.


   In valuing its assets, the Fund prices its investments at their market value. The Fund values securities at fair value pursuant to procedures adopted by the Fund's Board of Directors if market quotations are not readily available or are unreliable due to, among other things, the occurrence of events after the close of the markets on which the Fund's securities primarily trade but before the time the Fund calculates its net asset value per share. The Fund's investment in securities of small- and mid-capitalization companies are more likely to require a fair value determination because they are more thinly traded and thus less liquid than the securities of larger-capitalization companies.



   You may buy or redeem Shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is received by the Fund or its agents in proper form before the close of the Business Day, the price you pay or receive will be based on that day's net asset value per share. If your order is received after the close of the Business Day, the price you pay or receive will be based on the next Business Day's net asset value per share.


   The following sections describe how to buy and redeem Shares.

HOW TO BUY SHARES


   You may buy Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("Fund Servicing Agent"). You may also buy Shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is attached to this Prospectus. Financial institutions may charge transaction fees on purchases of Shares.


   The Fund reserves the right to refuse any purchase (including exchange) request, particularly those requests that could adversely affect the Fund or its operations. This includes, but is not limited to, requests from any individual or group who the Fund, in its sole discretion, believes to be involved in excessive trading.

CUSTOMER IDENTIFICATION AND VERIFICATION


   To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.



   When you open an account with the Fund, you will be asked to provide your name, address, date of birth, and other information or documents that will allow the Fund to identify you. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a time frame established in its sole discretion, your application will be rejected.



   Once it is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the net asset value next calculated. The Fund will then attempt to verify your identity using the information you supply and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies. In certain instances, the Fund is required to collect documents to fulfill its legal obligations. Such documents will be used solely to verify your identity and the Fund has no obligation to observe, monitor or enforce the terms of any such document.



   The Fund will try to verify your identity within a time frame established in its sole discretion. If the Fund cannot do so, it reserves the right to close your account, redeem your shares at the net asset value next calculated after the Fund decides to close your account, and send you a check for the proceeds. If you paid for your purchase with a check, the Fund will not send you a check for the proceeds of the redemption until it has verified that your check has cleared. You may experience either a gain or loss on such redemption of your shares and will be subject to any related taxes.



   The Fund may reject your application under its Anti-Money Laundering
Program. Under this program your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.


LIMITATIONS ON FREQUENT PURCHASES

   The Fund's Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term trading. Frequent trading in the Fund may interfere with management of the Fund's portfolio and result in increased costs. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.


   Specifically, focus is placed on reviewing substantial redemptions, which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchase activity occurring within five business days. If short-term trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.


INVESTMENT MINIMUMS

   Your initial investment must be at least $5,000 unless you are investing in an individual retirement account (IRA) or a qualified retirement plan. Your initial investment may be as low as $1,000 if you are investing in an individual retirement account (IRA) or a qualified retirement plan. Subsequent investments must be at least $250 unless you are a current participant in the Automatic Investing Plan.

AUTOMATIC INVESTING PLAN

   The Automatic Investing Plan is closed to new participants. If you are a current participant in the Automatic Investing Plan, your subsequent investments may be as low as $100.

DIVIDEND REINVESTMENT PLAN


   Unless you elect otherwise, all income and capital gain distributions will be reinvested in additional Shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other funds managed by the Advisor (each an "ISI Fund"). To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your securities dealer or your Fund Servicing Agent at least five days before the date on which the next dividend or distribution will be paid.


HOW TO REDEEM SHARES


   You may redeem all or part of your investment through your securities dealer or Fund Servicing Agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem Shares by contacting the Transfer Agent by mail or, if you are redeeming less than $50,000, by telephone. Financial institutions may charge transaction fees on the redemption or exchange of Shares. Under normal circumstances, the Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. See the section entitled "Telephone Transactions" for more information on this method of redemption.



   Your securities dealer, your Fund Servicing Agent or the Transfer Agent may require specific documents, such as those listed below, before they redeem your Shares.

1)A letter of instructions specifying your account number and the number of Shares or dollar amount you wish to redeem. The letter must be signed by all owners of the Shares exactly as their names appear on the account.
2)In certain circumstances, a guarantee of your signature. You can obtain one from most banks or securities dealers, but not from a notary.
3)Any stock certificates representing the Shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.
4)Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

OTHER REDEMPTION INFORMATION


   Any dividends payable on Shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your Shares by that time, the dividend will be paid to you in cash, whether or not that is the payment option you have selected. Redemption proceeds may not be available until your check has cleared or up to ten days, whichever is earlier.



   SMALL ACCOUNTS If you redeem sufficient Shares to reduce your investment to $1,000 or less, the Fund has the power to redeem the remaining Shares after giving you 60 days' notice.


   REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions "in kind" usually occur when the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1% of the Fund's assets).

   SYSTEMATIC WITHDRAWAL PLAN If you own Shares having a value of at least $10,000, you may arrange to have some of your Shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your Fund Servicing Agent or the Transfer Agent for information on this plan.


TELEPHONE TRANSACTIONS

   If your Shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another ISI fund by calling the Transfer Agent on any Business Day between the hours of 8:00 a.m. and 6:00 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges unless you specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

   The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that it reasonably believes to be genuine. Your telephone transaction request will be recorded.

   During periods of economic or market volatility, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your Shares in certificate form, you may not exchange or redeem them by telephone.

SALES CHARGES

PURCHASE PRICE


   The price you pay to buy Shares is the Fund's offering price, which is calculated by adding any applicable sales charges to the net asset value per share. The amount of any sales charge included in your purchase price will be according to the following schedule:


                                                    SALES CHARGE AS % OF
                                                    --------------------
                                                                 NET
                                                    OFFERING    AMOUNT
           AMOUNT OF PURCHASE                        PRICE     INVESTED
           ------------------                       --------   --------
           Less than      $    100,000.............  3.00%      3.09%
           $    100,000 - $    249,999.............  2.50%      2.56%
           $    250,000 - $    499,999.............  2.00%      2.04%
           $    500,000 - $    999,999.............  1.50%      1.52%
           $  1,000,000 - $  1,999,999.............  0.75%      0.76%
           $  2,000,000 - $  2,999,999.............  0.50%      0.50%
           $  3,000,000 - and over.................   None       None

   The sales charge you pay on a purchase of Shares may be reduced under the circumstances listed below. Certain restrictions may apply for Shares purchased through a special offer.


   RIGHTS OF ACCUMULATION. If you are purchasing additional Shares of this Fund or ISI Shares of Total Return U.S. Treasury Fund, Inc., ISI Shares of Managed Municipal Fund, Inc., or ISI Class A Shares of North American Government Bond Fund, Inc., you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for a reduced sales charge. You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation. For instance, you must be able to provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages) and the following additional information, as applicable, regarding these accounts:


1)Information or records regarding Fund and other ISI Fund shares held in all accounts in your name at the Transfer Agent.


2)Information or records regarding Fund and other ISI Fund shares held in all accounts in your name at another financial intermediary.


3)Information or records regarding Fund and other ISI Fund shares held in all accounts in the name of your spouse or children at the Transfer Agent or another financial intermediary.



   Since existing investments will be valued at the higher of cost or current value, you should retain records that would substantiate the historical costs of your investments in the Fund and in the other ISI Funds.


   LETTER OF INTENT. If you anticipate making additional purchases of Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the Shares you own will be redeemed to pay this difference.

   PURCHASES AT NET ASSET VALUE. You may buy Shares without paying a sales charge under the following circumstances:
1)If you are reinvesting some or all of the proceeds of a redemption of Shares made within the last six months, provided that the amount you are reinvesting is at least $5,000.
2)If you are exchanging an investment in another ISI fund for an investment in this Fund (see the section entitled "Purchases and Exchanges" for a description of the conditions).
3)If you are a current or retired Director of this or any affiliated Fund, or an employee or a member of the immediate family of an employee of any of the following or their respective affiliates: the Advisors, the Fund's administrator, or a broker-dealer authorized to sell Shares of the Fund.

4)If you purchase Shares in a fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing Shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or Fund Servicing Agent if you buy Shares in this manner.


   Sales charge information regarding the Fund is not available on the Fund's website as the Fund does not have a website.

PURCHASES BY EXCHANGE


   You may exchange ISI Shares of Total Return U.S. Treasury Fund, Inc., ISI Shares of Managed Municipal Fund, Inc., or ISI Class A Shares of North American Government Bond Fund, Inc., for an equal dollar amount of Shares without payment of the sales charges described above or any other charge. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within six months of the redemption provided the amount of the purchase order is at least $5,000. The Fund may modify or terminate these offers of exchange upon 60 days' notice.



   You may request an exchange through your securities dealer or Fund Servicing Agent. Financial institutions may charge transaction fees on exchanges of Shares. Contact them for details on how to enter your order. If your Shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.


REDEMPTION PRICE

   The price you receive when you redeem Shares will be the net asset value per share.

DISTRIBUTION PLAN


   The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows the Fund to pay your securities dealer or Fund Servicing Agent distribution and other fees for the sale of its Shares and for shareholder service. The Fund pays an annual distribution fee equal to 0.25% of average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.


DIVIDENDS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

   The Fund's policy is to distribute to shareholders substantially all of its net investment income in the form of quarterly dividends and to distribute net capital gains at least annually.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

   The following summary is based on current tax laws, which may change.


   The Fund expects that its distributions will primarily consist of ordinary income and capital gains. Some of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum federal tax rate of 15% (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that the holding period and other requirements are met. The Fund will distribute substantially all of its net investment income quarterly and net realized capital gains at least annually. The dividends and distributions you receive are subject to federal, state and local taxation, depending upon your tax situation, whether or not you reinvest them. Short-term capital gain distributions are generally taxable at ordinary income tax rates. Long-term capital gain distributions are generally taxable at 15% (5% for individuals in lower tax brackets) regardless of how long you have owned your Shares. Each sale, exchange or redemption of Shares is generally a taxable event. For tax purposes, an exchange of Fund Shares for shares of a different ISI fund is the same as a sale.



   More information about taxes is in the SAI. Please contact your tax advisor regarding your specific questions about federal, state and local income taxes.


INVESTMENT ADVISOR AND SUB-ADVISOR


   International Strategy & Investment Inc. is the Fund's investment advisor. The Advisor is also the investment advisor to Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc. and North American Government Bond Fund, Inc. These funds, together with the Fund, had approximately $561 million in net assets as of December 31, 2004. LA Capital is the Fund's investment sub-advisor. LA Capital began operations in March 29, 2002 after spinning-off from Wilshire Associates, Inc. ("Wilshire"), the Fund's former sub-advisor. LA Capital is a registered investment advisor with approximately $3.2 billion of assets under management as of December 31, 2004.



   The Advisor has contractually agreed to waive or reduce its annual fee and reimburse expenses if necessary, so that the Fund's Total Annual Operating Expenses do not exceed 1.30% of average daily net assets. This agreement will continue until at least February 28, 2006 and may be extended. As compensation for its services for the fiscal period ended October 31, 2004, the Advisor received from the Fund a fee equal to 0.40% of the Fund's average daily net assets. The Advisor compensates LA Capital out of its advisory fee or from its own resources.



   The continuation of the Investment Advisory Agreement with ISI and Sub-Advisory Agreement with LA Capital were each most recently approved by the Fund's Board of Directors on September 24, 2004. A discussion summarizing the basis on which the Board of Directors approved the continuation of the agreements will be included in the Fund's semi-annual report for the six month period ended April 30, 2005 and in the Fund's annual report for the twelve month period ended October 31, 2005.


PORTFOLIO MANAGERS


   The Fund's portfolio managers are Edward S. Hyman and R. Alan Medaugh of the Advisor, and Thomas D. Stevens and David R. Borger of LA Capital.



   Mr. Hyman, Chairman of the Fund since its inception and Chairman of the Advisor since 1991, is responsible for developing the forecasts and economic analyses on which the allocation strategy and the selection of investments in the Fund's portfolio of U.S. Treasury securities are based (see the section entitled "Investment Program"). Before joining the Advisor in 1991, Mr. Hyman was a vice chairman and member of the Board of C.J. Lawrence Inc. and prior to that, an economic consultant at Data Resources. He writes a variety of international and domestic economic research reports that follow trends that may determine the direction of interest rates. These international and domestic reports are sent to the Advisor's private institutional clients in the United States and overseas. The periodical INSTITUTIONAL INVESTOR, which rates analysts and economists on an annual basis, has rated Mr. Hyman as its "first team" economist, which is its highest rating, in each of the last 25 years.



   Mr. Medaugh, President of the Fund and the Advisor since 1991, is responsible for executing the allocation strategy as well as the day-to-day management of the Fund's portfolio of U.S. Treasury securities. Prior to joining the Advisor, Mr. Medaugh was Managing Director of C.J. Lawrence Fixed Income Management and prior to that, Senior Vice President and bond portfolio manager at Fiduciary Trust International. While at Fiduciary Trust International, Mr. Medaugh led its Fixed-Income Department, which managed $5 billion of international fixed-income portfolios for institutional clients. Mr. Medaugh also had prior experience as a bond portfolio manager at both Putnam Management Company and Fidelity Management and Research.


   Mr. Stevens and Mr. Borger have shared responsibility for managing the Fund's portfolio of common stocks since the Fund's inception.

   Mr. Stevens, a Vice President of the Fund, is Chief Executive Officer and President of LA Capital. Prior to joining LA Capital, Mr. Stevens was Senior Vice President and Principal of Wilshire, and Chief Investment Officer of Wilshire Asset Management ("WAM"). Mr. Stevens joined Wilshire and WAM in

1980. Prior to joining Wilshire, Mr. Stevens was a portfolio manager and analyst at the National Bank of Detroit.

   Mr. Borger is the Director of Research at LA Capital. Prior to joining LA Capital, Mr. Borger was Vice President and Principal of Wilshire and Director of Research at WAM. Before joining WAM, he was Vice President and Chief of Quantitative Investment Methods at the National Bank of Detroit, where he managed an equity index fund.


   The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Fund.


OTHER SERVICE PROVIDERS


   Forum Administrative Services, LLC provides administration services to the Fund. Forum Shareholder Services, LLC is the Fund's transfer and dividend disbursing agent, and Forum Accounting Services, LLC is the Fund's fund accountant.

FINANCIAL HIGHLIGHTS


   The financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended May 31, 2002, the period ended October 31, 2002, the fiscal years ended October 31, 2003 and 2004 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the October 31, 2004 Annual Report, which is available upon request. For the fiscal years ended May 31, 2000 and 2001, the Fund's financial highlights were audited by other auditors.



                                                  FOR THE           JUNE 1,
                                                YEARS ENDED          2002
                                                OCTOBER 31,         THROUGH       FOR THE YEARS ENDED MAY 31,
                                           --------------------   OCTOBER 31,     ---------------------------
                                               2004       2003     2002/(1)/        2002      2001      2000
                                           -------      -------  -----------      -------   -------   -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...... $ 10.50      $  9.08    $ 10.23        $ 10.89   $ 12.15   $ 11.91
                                           -------      -------    -------        -------   -------   -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income.....................    0.10/(2)/    0.08       0.05           0.12      0.25      0.26
Net realized and unrealized gain (loss) on
  investments.............................    0.70         1.42      (1.14)         (0.66)    (0.62)     0.46
                                           -------      -------    -------        -------   -------   -------
Total from investment operations..........    0.80         1.50      (1.09)         (0.54)    (0.37)     0.72
                                           -------      -------    -------        -------   -------   -------
LESS DISTRIBUTIONS:
Net investment income.....................   (0.09)       (0.08)     (0.06)         (0.12)    (0.27)    (0.24)
Net realized gain on investments..........       -            -          -              -     (0.62)    (0.24)
                                           -------      -------    -------        -------   -------   -------
Total distributions.......................   (0.09)       (0.08)     (0.06)         (0.12)    (0.89)    (0.48)
                                           -------      -------    -------        -------   -------   -------
Net asset value, end of period............ $ 11.21      $ 10.50    $  9.08        $ 10.23   $ 10.89   $ 12.15
                                           =======      =======    =======        =======   =======   =======
TOTAL RETURN/(3)/.........................    7.71%       16.47%    (10.65)%/(4)/   (4.93)%   (3.32)%    6.09%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s).......... $44,920      $30,262    $19,924        $24,398   $27,051   $36,544
Ratios to average daily net assets:
 Net investment income....................    0.92%        0.77%      1.18%/(5)/     1.14%     2.09%     2.10%
 Expenses after waivers and/or
   reimbursements.........................    1.12%        1.30%      1.30%/(5)/     1.19%     1.00%     1.00%
 Expenses before waivers and/or
   reimbursements.........................    1.12%        1.79%      1.99%/(5)/     1.42%     1.38%     1.31%
Portfolio turnover rate...................      66%          60%        12%/(4)/       72%       57%       59%

-------------------

/(1)/The Fund changed its fiscal year end from May 31 to October 31.


/(2)/Calculated using the average shares outstanding for the period.


/(3)/Total return excludes the effect of sales charges.


/(4)/Total return and portfolio turnover for less than one year are not annualized.




/(5)/Annualized.

                            ISI STRATEGY FUND SHARES
                             NEW ACCOUNT APPLICATION
-----------------------------------------------
IMPORTANT  INFORMATION FOR OPENING YOUR ACCOUNT
-----------------------------------------------
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.
What this means for you: When you open an account, we will ask for your name, address, date of birth, social security number and other information or documents that will allow us to identify you. This information is subject to verification.
By signing and submitting this application, you give the ISI North American Government Bond Fund (the "Fund") and its agents permission to collect information about you from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies, which will be used to help verify your identity. If you do not provide the information, we may not be able to open your account.
If we open your account but are unable to verify your identity, we reserve the right to take such other steps as we deem reasonable, including closing your account and redeeming your investment at the net asset value next calculated after the Fund decides to close your account. Please see the Fund's Statement of Additional Information for further information.
--------------------------------------------------------------------------------

Make check payable to "ISI Strategy Fund" and mail with this Application to:


            ISI MUTUAL FUNDS          OR FOR OVERNIGHT DELIVERY TO:   ISI MUTUAL FUNDS
            P.O. BOX 446                                              2 PORTLAND SQUARE
            ATTN: TRANSFER AGENT                                      ATTN: TRANSFER AGENT
            PORTLAND, MAINE 04112                                     PORTLAND, MAINE 04101

FOR ASSISTANCE IN COMPLETING THIS FORM, PLEASE CALL THE TRANSFER AGENT AT (800) 882-8585.  TO OPEN AN IRA ACCOUNT, CALL ISI AT (800)
955-7175 TO REQUEST AN ACCOUNT APPLICATION.

 YOUR ACCOUNT REGISTRATION (PLEASE PRINT)                        -----------------------------------------
                                                                 Existing Account No., if any
---------------------------------------------                    -----------------------------------------
  INDIVIDUAL OR JOINT TENANT                                     GIFTS TO MINORS
---------------------------------------------                    -----------------------------------------


---------------------------------------------                    -----------------------------------------
 First Name        Initial         Last Name                     Custodian's Name (only one allowed by law)

---------------------------------------------                    -----------------------------------------
 Social Security Number            Birth Date                    Custodian's Date of Birth

---------------------------------------------                    -----------------------------------------
 *Joint Tenant      Initial         Last Name                    Social Security Number of Custodian

---------------------------------------------                    -----------------------------------------
 Social Security Number            Birth Date                    Minor's Name (only one)


---------------------------------------------                    -----------------------------------------
  CORPORATIONS, TRUSTS, PARTNERSHIPS, ETC.                       Social Security Number of Minor
---------------------------------------------
                                                                 -----------------------------------------
                                                                 Minor's Date of Birth (Mo./Day/Yr.)
---------------------------------------------                    under the _______________ Uniform Gifts to Minors Act
*Name of Corporation - if a publicly-traded corporation,                   State of Residence
also provide symbol. (Certified articles of incorporation,
a government-issued business license or other document that
reflects the existence of the entity must be attached.
Enclose a corporate resolution which identifies individuals
authorized to conduct transactions on this account.)

---------------------------------------------
*Name of Partnership                                             ------------------------------------------
(a copy of the Partnership Agreement must be attached or         MAILING/RESIDENCY ADDRESS
certificate from government authority stating the identity       ------------------------------------------
and existence of the partnership.)

---------------------------------------------                    ------------------------------------------
*Name of Trust - Including corporate pension plans               Number and Street (Required)
(PLease include first and signature pages of the Trust
Agreement.)                                                      ------------------------------------------
                                                                 Mailing Address, If Different
---------------------------------------------
 Tax ID Number      Date of Trust Instrument                    ------------------------------------------
                                                                 City                    State        Zip
---------------------------------------------
 Name of Trustees or Authorized Trader                           ------------------------------------------
                                                                 Daytime Phone
---------------------------------------------
 Social Security Number            Birth Date                    Resident aliens must have a U.S. Tax Identification
                                                                 Number and domestic address.
*Attach a separate list for additional investors,
trustees, authorized traders, and general partners of a          For non-resident aliens, a copy of an un-expired
partnership, including full name, social security number,        government-issued photo ID must be included with the
home street address, and date of birth.                          application.

                                                                 DOCUMENTS PROVIDED IN CONNECTION WITH YOUR
                                                                 APPLICATION WILL BE USED SOLELY TO VERIFY YOUR
                                                                 IDENTITY.  THE FUND WILL HAVE NO OBLIGATION TO
                                                                 ENFORCE OR OBSERVE THE TERMS OF ANY SUCH DOCUMENT.
                                      A-1


LETTER OF INTENT (OPTIONAL)

[ ] I intend to invest at least the amount  indicated  below in ISI Strategy Fund Shares. I understand that if I satisfy the conditions described in the attached prospectus, this Letter of Intent entitles me to the applicable level of reduced sales charges on my purchases.

 ____$50,000   ____$100,000   ____$250,000    ____$500,000    ____$1,000,000   ____$2,000,000    ____$3,000,000

RIGHT OF ACCUMULATION (OPTIONAL)

List the Account numbers of other ISI Funds that you or your immediate family already own that qualify for this purchase.

        Fund Name                            Account No.               Owner's Name                 Relationship
        ---------                            ----------                ------------                 ------------

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

DISTRIBUTION OPTIONS

Please check appropriate boxes. There is no sales charge for reinvested dividends. If none of the options are selected, all distributions  will be reinvested.

INCOME DIVIDENDS
[ ]Reinvested in additional shares           [ ]Paid in Cash

CAPITAL GAINS
[ ]Reinvested in additional shares           [ ]Paid in Cash

SYSTEMATIC WITHDRAWAL PLAN (OPTIONAL)

[ ]Beginning the month of ________________, 20________, please send me checks on a  monthly or quarterly basis, as indicated  below, in the amount of $____________________, from shares that I own, payable to the account registration address as shown above.
(Participation requires minimum account value of $10,000.)

FREQUENCY (CHECK ONE):        [ ] Monthly          [ ] Quarterly (January, April, July and October)

TELEPHONE TRANSACTIONS

I UNDERSTAND THAT I WILL AUTOMATICALLY HAVE TELEPHONE REDEMPTION PRIVILEGES (FOR AMOUNTS UP TO $50,000) AND TELEPHONE EXCHANGE
PRIVILEGES (WITH RESPECT TO OTHER ISI FUNDS)  UNLESS I MARK ONE OR BOTH OF THE BOXES BELOW.

NO, I/WE DO NOT WANT: [ ]Telephone  redemption  privileges    ]  Telephone  exchange  privileges

Redemptions effected  by  telephone  will be mailed to the  address of record.  If you would prefer redemptions mailed to a pre-designated  bank account,  please provide the following information:

      Bank: ___________________________________              Bank Account No.: ______________________________

   Address: ___________________________________             Bank Account Name: ______________________________

            ___________________________________                                ___________________________________

The  Fund does not accept cash, cash equivalents (such as traveler's checks, cashier's checks, money orders, bank  drafts),  starter checks, credit card convenience checks, or certain third party checks.

SIGNATURE AND TAXPAYER CERTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
  I am (We are) of legal age in the state of my (our) residence and wish to purchase shares of the ISI Strategy Fund ("the Fund") as described in the current Prospectus (a copy of which I (we) have received). By executing this Account Application, the undersigned represent(s) and warrant(s) that I (we) have full right, power and authority to make this investment and the  undersigned is (are)
  duly authorized to sign this Account Application and to purchase or redeem shares of the Fund on behalf of the Investor.

  Under the penalties of perjury, I certify:
  |_|That I am a (we are) U.S. person(s) (including a U.S. resident alien(s)).
       AND
       |_|  That the number shown on this form is my correct social security/taxpayer identification number.
       OR
       |_| That I have not provided a social security/taxpayer  identification number because I have not been issued a number, but I have applied for one or will do so in the near future. I understand that if I do not provide my number to the Fund within 60 days, the Fund will be required to begin backup withholding.
       AND
       |_| That I have not been notified by the Internal Revenue Service ( IRS ) that I am subject to backup withholding.
       OR
       |_| That I have been notified by the IRS that I am subject to backup withholding.
  |_|Non-U.S. Citizen Taxpayer:
     Indicated country of residence for tax purposes:  _____________________________________________________________
     Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the IRS.

I  acknowledge  that  I am of legal age in the state of my residence. I have received a copy of the Fund's prospectus.  The IRS does not require your consent to any provision  of  this document other than the certifications required to avoid backup withholding.

BY MY SIGNATURE BELOW, I CERTIFY, ON MY OWN BEHALF OR ON THE BEHALF OF THE INVESTOR I AM AUTHORIZED TO REPRESENT, THAT:

        (1)  THE INVESTOR IS NOT INVOLVED IN ANY MONEY LAUNDERING SCHEMES AND THE SOURCE OF THIS INVESTMENT IS NOT DERIVED FROM ANY
             UNLAWFUL ACTIVITY;

        AND

        (2)  THE INFORMATION PROVIDED BY THE INVESTOR ION THIS APPLICATION IS TRUE AND CORRECT AND ANY DOCUMENTS PROVIDED HEREWITH
             ARE GENUINE.

-----------------------------------------------------------------------------------------------------------------------------------


_____________________________________________             _____________________________________________________________
 *Signature                            Date                 Signature (if joint account, both must sign)      Date

*If your legal name has changed in the past 12 months, please provide former name:______________________________________




------------------------------------------------------------------------------------------------------------------------------------
FOR DEALER USE ONLY
Dealer's Name:     _______________________________          Dealer Code: ________________________________

Dealer's Address:  _______________________________          Branch Code: ________________________________

                   _______________________________          Rep. No.:    ________________________________

Representative:    _______________________________

                           ISI STRATEGY FUND SHARES

                              INVESTMENT ADVISOR
                   INTERNATIONAL STRATEGY & INVESTMENT INC.
                        535 Madison Avenue, 30th Floor
                              New York, NY 10022

                                  SUB-ADVISOR
           LOS ANGELES CAPITAL MANAGEMENT AND EQUITY RESEARCH, INC.
                      1150 Santa Monica Blvd., Suite 200
                             Los Angeles, CA 90025



                   ADMINISTRATOR               DISTRIBUTOR
                       FORUM             INTERNATIONAL STRATEGY &
              ADMINISTRATIVE SERVICES,    INVESTMENT GROUP INC.
                        LLC              535 Madison Avenue, 30th
                Two Portland Square               Floor
                 Portland, ME 04101         New York, NY 10022
                                              (800) 955-7175

                   TRANSFER AGENT          INDEPENDENT AUDITORS
                                            ERNST & YOUNG LLP
             FORUM SHAREHOLDER SERVICES,      5 Times Square
                        LLC              New York, New York 10036
                Two Portland Square
                 Portland, ME 04101
                   (800) 882-8585

                     CUSTODIAN                 FUND COUNSEL
                 THE NORTHERN TRUST      KRAMER LEVIN NAFTALIS &
                      COMPANY                  FRANKEL LLP
              50 South LaSalle Street        919 Third Avenue
                 Chicago, IL 60675          New York, NY 10022

                                      ISI
                                 STRATEGY FUND
                                    SHARES


   You may obtain the following additional information about the Fund, free of charge, from your securities dealer or Fund Servicing Agent or by calling (800) 955-7175:


.. A statement of additional information (SAI) about the Fund that is incorporated by reference into the Prospectus.

.. The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

   In addition, you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call (202) 942-8090 to find out about the operation of the Public Reference Room.) The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.


   For other shareholder inquiries, contact the Transfer Agent at (800) 882-8585. For Fund information, call (800) 955-7175, or your securities dealer or Fund Servicing Agent.


                   Investment Company Act File No. 811-8291

                                    [GRAPHIC]

                                   Prospectus

[LOGO]



                                      ISI


                                 STRATEGY FUND


                                    SHARES



An open-end mutual fund seeking to maximize total return through a combination of long-term growth of capital and current income by actively allocating investments between common stocks of U.S. issuers and U.S. Treasury Securities.



                                 MARCH 1, 2005


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                       STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

                             ISI STRATEGY FUND, INC.

                         535 Madison Avenue, 30th Floor
                            New York, New York 10022

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      THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS.
        IT SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS DATED
        MARCH 1, 2005. THE AUDITED FINANCIAL STATEMENTS FOR THE FUND ARE
            INCLUDED IN THE FUND'S ANNUAL REPORT WHICH HAS BEEN FILED
        ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS
        INCORPORATED BY REFERENCE INTO THIS SAI. A COPY OF THE PROSPECTUS
         AND THE ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE FROM YOUR
       SECURITIES DEALER OR BY WRITING OR CALLING INTERNATIONAL STRATEGY &
      INVESTMENT GROUP INC., 535 MADISON AVENUE, 30TH FLOOR, NEW YORK, NEW
                           YORK 10022, (800) 955-7175.


            Statement of Additional Information Dated: March 1, 2005

                                       for

                            ISI Strategy Fund Shares

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                                TABLE OF CONTENTS



                                                                            Page
                                                                            ----
GENERAL INFORMATION AND HISTORY .........................................      1
INVESTMENT OBJECTIVES AND POLICIES ......................................      1
INVESTMENT RESTRICTIONS .................................................      7
VALUATION OF SHARES AND REDEMPTIONS .....................................      8
FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS ....................      9
MANAGEMENT OF THE FUND ..................................................     12
INVESTMENT ADVISORY AND OTHER SERVICES ..................................     17
ADMINISTRATION ..........................................................     20
DISTRIBUTION OF FUND SHARES .............................................     21
PORTFOLIO HOLDINGS ......................................................     25
BROKERAGE ...............................................................     26
CAPITAL SHARES ..........................................................     28
SEMI-ANNUAL REPORTS AND ANNUAL REPORTS ..................................     29
PROXY VOTING POLICIES AND PROCEDURES ....................................     29
CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES .......................     29
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...........................     30
LEGAL MATTERS ...........................................................     30
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES .....................     30
FINANCIAL STATEMENTS ....................................................     31
APPENDIX A ..............................................................    A-1


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GENERAL INFORMATION AND HISTORY

     ISI Strategy Fund, Inc. (the "Fund") is an open-end management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with information concerning the activities of the company being considered for investment. The Fund has one class of shares: ISI Strategy Fund Shares (the "Shares").


     The Fund's Prospectus contains important information concerning the class of shares offered by the Fund, and may be obtained without charge from International Strategy & Investment Group Inc., the Fund's distributor (the "Distributor"), at (800) 955-7175 or from Participating Dealers (as defined below) that offer shares of the Fund to prospective investors. A Prospectus may also be obtained from financial institutions that are authorized to act as shareholder servicing agents (each a "Shareholder Servicing Agent"). Some of the information required to be in this Statement of Additional Information ("SAI") is also included in the Fund's current Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus. In addition, the Prospectus and this SAI omit certain information for the Fund and its business that is contained in the Registration Statement about the Fund and its shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


     The Fund was incorporated under the laws of the State of Maryland on June 12, 1997. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and its Shares under the Securities Act of 1933, as amended (the "Securities Act"), and began operations on September 16, 1997.


INVESTMENT OBJECTIVES AND POLICIES


INVESTMENT OBJECTIVE AND POLICIES OF THE FUND

     The Fund's investment objective is to maximize total return through a combination of long-term growth of capital and current income. The Fund seeks to achieve this objective through an active asset allocation strategy that involves apportioning the Fund's assets between diversified investments in common stocks of U.S. issuers and U.S. Treasury Securities. The Fund may make other investments, including securities index futures contracts and Standard & Poor's Depositary Receipts ("SPDRs").

     The allocation of the Fund's assets will be reviewed periodically in light of the forecasts of the Fund's investment advisor, International Strategy & Investment, Inc. ("ISI" or the "Advisor") and may be changed when ISI determines it appropriate. The Fund's assets will be rebalanced on a quarterly basis if, at that time, the market value of the equity portion of the portfolio is below 40% or above 80% of the Fund's total assets.

     Los Angeles Capital Management and Equity Research, Inc. ("LA Capital" or the "Sub-Advisor") will manage the equity portion of the Fund's Portfolio. LA Capital focuses on building

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and maintaining portfolios based on the Wilshire 5000 Index ("Wilshire 5000" or
"Index") and other custom-structured U.S. equity applications, and, as of December 31, 2004, had approximately $3.2 billion under management in thirty-three equity portfolios. In managing the common stocks of U.S. issuers in the Fund's portfolio, LA Capital will attempt to capture the return of the broad U.S. equity market. Ultimately, LA Capital seeks to have the performance of the Fund's equity portfolio approximately resemble that of the Wilshire 5000, plus 1-2%, with volatility that from time to time may exceed that of the Wilshire 5000. The Wilshire 5000 consists of all U.S. common stocks that trade on a regular basis on the New York and American Stock Exchanges and in the NASDAQ over-the-counter market. Nearly 7,000 medium- and small-capitalization stocks are included in the Index. In constructing the Fund's portfolio, LA Capital will utilize stock selection techniques that are intended to capture incremental return over and above the Wilshire 5000. The investment process involves over-weighting stocks that are viewed to have positive performance attributes and under-weighting stocks that are viewed to have a negative performance outlook. Deviations from a Wilshire 5000 characteristic profile are closely monitored and controlled as part of the management process. LA Capital may use securities index futures contracts and SPDRs to gain market exposure without purchasing individual stocks. For example, the Fund may invest in security index futures contracts on the Standard & Poor's 500 Index ("S&P 500") and the Russell 2000 Index as well as S&P 500 SPDRs and S&P MidCap 400 Index SPDRs for market exposure.


     ISI will manage the U.S. Treasury Securities (as defined below) in the Fund's portfolio with a view toward, first, a high level of total return with relative stability of principal and, second, high current income. Therefore, in addition to yield, the potential for capital gains and appreciation resulting from possible changes in interest rates will be a consideration in selecting investments. ISI will be free to take advantage of the entire range of maturities offered by U.S. Treasury Securities and may adjust the average maturity of such securities held in the Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. Thus, at certain times the average maturity of the U.S. Treasury Securities held by the Fund may be relatively short (from under one year to five years, for example) and at other times may be relatively long (over 10 years, for example). In determining which direction interest rates are likely to move, the Advisor relies on the economic analysis made by Edward S. Hyman, Chairman of the Fund and the Advisor. There can be no assurance that such economic analysis will accurately predict interest rate trends or that portfolio strategies based on the economic analysis of Mr. Hyman will be effective.

     The Fund's investment objective and its general investment policies are described in the Prospectus. Additional investment restrictions are set forth below. This SAI also describes other investment practices in which the Fund may engage.

     Except as specifically identified in the section entitled "Investment Restrictions" in this SAI, the investment policies described in these documents are not fundamental, and the Directors may change such policies without an affirmative vote of a majority of the Fund's outstanding Shares (as defined in the section entitled "Capital Shares"). The Fund's investment objective is fundamental, however, and may not be changed without such a vote.

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COMMON STOCKS

     The Fund will invest in common stocks of U.S. issuers, which are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of the common stocks held by the Fund will cause the value of the Shares to fluctuate.

U.S. TREASURY SECURITIES

     The Fund will invest in U.S. Treasury Securities, which are considered among the safest of fixed-income investments. Because of this added safety, the yields available from U.S. Treasury Securities are generally lower than the yields available from corporate debt securities. As with other debt securities, the value of U.S. Treasury Securities changes as interest rates fluctuate. This is especially true for securities with longer maturities and for STRIPS (securities that do not pay interest currently but which are purchased at a discount and are payable in full at maturity). Changes in the value of portfolio securities will not affect interest income from those securities but will be reflected in the Fund's net asset value. Thus, a decrease in interest rates will generally result in an increase in the value of the Shares. Conversely, during periods of rising interest rates, the value of the Shares will generally decline. The magnitude of these fluctuations will generally be greater at times when the average maturity of the U.S. Treasury Securities held by the Fund is longer.

STANDARD & POOR'S DEPOSITARY RECEIPTS

     The Fund may invest in SPDRs, which are shares of common stock in a unit investment trust ("UIT") traded on the American Stock Exchange. SPDRs represent a proportionate undivided interest in a basket of securities owned by the UIT, which consists of substantially all of the common stocks, in substantially the same weighting, as the component stocks of a specified S&P index. The performance of a SPDR is intended to track the performance of the component stocks of the relevant S&P index. The composition and weighting of the securities owned by the UIT will be adjusted from time to time to conform to periodic changes in the volatility and relative weightings of such S&P index. The Fund's investment in SPDRs will be subject to limitations on investment in other investment companies (see the section entitled "Investment Restrictions"). An investment in SPDRs is subject to the same risk of fluctuation in value as the basket of common stocks underlying the SPDR. In particular, the price at which the underlying SPDR securities may be sold and the value of the SPDR may be adversely affected if the secondary trading markets for the SPDRs are limited or absent. Additionally, the basket of common stocks underlying the SPDR may not exactly replicate the performance of the specified index because of transaction costs and other expenses. The basket of common stocks underlying the SPDR may also be unable to fully replicate the performance of the specified S&P index due to the temporary unavailability of certain underlying securities or due to other extraordinary circumstances.

REPURCHASE AGREEMENTS

     The Fund may agree to purchase securities issued by the United States Treasury ("U.S. Treasury Securities") from creditworthy financial institutions, such as banks and broker-dealers,

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subject to the seller's agreement to repurchase the securities at an established time and price. Such repurchase agreements will be fully collateralized. The collateral for these repurchase agreements will be held by the Fund's custodian or by a duly appointed sub-custodian. The Fund will enter into repurchase agreements only with banks and broker-dealers that have been determined to be creditworthy by the Advisor. The list of approved banks and broker-dealers will be monitored regularly by the Advisor and the Sub-Advisor (collectively, the "Advisors"). The seller under a repurchase agreement may be required to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral.

WHEN-ISSUED SECURITIES

     The Fund may purchase U.S. Treasury Securities, at their current market value, on a when-issued basis. When such transactions are negotiated, the yield to maturity is fixed. The coupon interest rate on such U.S. Treasury Securities is fixed at the time of the U.S. Treasury auction date, therefore determining the price to be paid by the Fund, but delivery and payment will take place after the date of the commitment. A segregated account of the Fund, consisting of cash, cash equivalents or U.S. Treasury Securities equal at all times to the amount of the when-issued commitments will be established and maintained by the Fund at the Fund's custodian. Additional cash or U.S. Treasury Securities will be added to the account when necessary. While the Fund will purchase securities on a when-issued basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable to limit the effects of adverse market action. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the Fund during this period. At the time the Fund makes the commitment to purchase or sell securities on a when-issued basis, it will record the transaction and thereafter reflect the value of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will ordinarily invest no more than 40% of its net assets at any time in securities purchased on a when-issued basis.

FUTURES CONTRACTS

     The Fund may enter into in securities index futures contracts in order to obtain exposure to certain market segments, facilitate allocation of investments among asset classes and hedge the portfolio's investments. A securities index futures contract obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the trade is made. No physical delivery of the underlying stocks in the index is made. Securities index futures contracts ("Futures Contracts") will be entered on domestic exchanges and boards of trade, subject to applicable Commodity and Futures Trading Commission ("CFTC") Rules. These transactions may be entered into for bona fide hedging and other permissible risk management purposes.

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     Each such Futures Contract provides for a cash payment, equal to the amount, if any, by which the value of the index at maturity is above or below the value of the index at the time the contract was entered into, times a fixed index "multiplier. " The index underlying such a Futures Contract is generally a broad based index of securities designed to reflect movements in the relevant market as a whole. The index assigns weighted values to the securities included in the index, and its composition is changed periodically. Futures Contracts have been designed by exchanges which have been designated as "contract markets" by the CFTC, and must be executed through a futures commission merchant ("FCM") (i.e. futures broker), which is a member of the relevant contract market. The exchanges guarantee performance of the contracts as between the clearing members of the exchange.

     In connection with transactions in Futures Contracts, the Fund will be required to deposit as "initial margin" a specified amount of cash or short-term U.S. government securities. The initial margin required for a Futures Contract is set by the exchange on which the contract is traded with review and oversight by the CFTC. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the Futures Contract. The Fund will not enter into Futures Contracts, if immediately thereafter, the sum of the amounts of initial margin deposits on the Fund's open futures contracts entered into for other than "bona fide hedging" would exceed 5% of the value of the Fund's total assets.

     Although Futures Contracts call for the making or acceptance of a cash settlement at a specified future time, the contractual obligation is usually fulfilled before such date by buying or selling, as the case may be, on a commodities exchange, an identical Futures Contract calling for settlement in the same month, subject to the availability of a liquid secondary market. The Fund incurs brokerage fees when it purchases and sells Futures Contracts. The purpose of the acquisition or sale of a Futures Contract, in the case of a portfolio such as that of the Fund which holds or intends to acquire common stocks, is to attempt to protect the Fund from market fluctuations, obtain exposure to a particular market or market segment without actually buying or selling securities, and/or facilitate the allocation of investments among asset classes. For example, if the Fund owns stocks replicating the Wilshire 5000, the Fund might sell index Futures Contracts based on such index as a hedge against market decline. The use of Futures Contracts as an investment technique allows the Fund to maintain a hedging position without having to sell its portfolio securities.

     To the extent the Fund enters into Futures Contracts for these purposes, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such Futures Contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such Futures Contracts.

     Participation in the futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. Gains and losses on Futures Contracts depend on the Advisor's ability to predict correctly the direction of securities prices, interest rates and other economic factors. For example, if the Fund has hedged against the possibility of a market decline and instead the market rises, the Fund will lose part or all of the benefit of the increased value of its securities portfolio which it has hedged because it will have

                                       5

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offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices that reflect the rising market. The Fund may also have to sell securities at a time when it may be disadvantageous to do so.

     Other risks associated with the use of Futures Contracts are (i) imperfect correlation between the price of Futures Contracts and movements in the prices of the securities underlying the index or of the securities being hedged in the case of bona fide hedging strategies; (ii) the fact that skills needed to use these investment strategies are different from those needed to select portfolio securities; (iii) the possible absence of a liquid secondary market for any particular instrument at any particular time; and (iv) the possible need to defer closing out certain positions to avoid adverse tax consequences. The risk that the Fund will be unable to close out a futures position will be minimized by only entering into futures contracts for which there appears to be a liquid exchange or secondary market. In addition, the possible risk of loss of trading futures contracts in certain strategies can be substantial, due to both the low margin deposits required and the high degree of leverage involved in futures pricing.

     Various additional risks exist with respect to the trading of futures. Transactions in these instruments are also subject to the risk of brokerage firm or clearing house insolvencies. The liquidity of a secondary market in a Futures Contract may be adversely affected by "daily price fluctuation limits, " established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limit. In addition, the exchanges on which futures are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out Futures Contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general market trends by the Advisor may still not result in a successful transaction.

OTHER INVESTMENTS

     For temporary defensive purposes, the Fund may invest up to 100% of its assets in high quality, short-term money market instruments, and in notes or bonds issued by the U.S. Treasury Department or by other agencies of the U.S. government.

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INVESTMENT RESTRICTIONS

     The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectus, and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. The percentage limitations contained in these restrictions apply at the time of purchase of securities. Accordingly, the Fund will not:

1. Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes the U.S. government, its agencies and instrumentalities are not considered an industry);

2. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except the U.S. government, its agencies and instrumentalities;

3. Borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities for investment;

4.   Invest in real estate or mortgages on real estate;

5. Purchase or sell commodities or commodities contracts (except that the Fund may purchase or sell futures contracts based on underlying securities indexes);

6. Act as an underwriter of securities within the meaning of the federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

7.   Issue senior securities; or

8. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objective and policies;

The following investment restrictions may be changed by a vote of the majority of the Board of Directors of the Fund (the "Board"). The Fund will not:

1. Invest in shares of any other investment company registered under the 1940 Act, except as permitted by federal law.

2.   Invest more than 15% of the value of its net assets in illiquid securities.

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VALUATION OF SHARES AND REDEMPTIONS

VALUATION OF SHARES


     The net asset value per Share is determined daily as of the close of the New York Stock Exchange ("NYSE") each day on which the NYSE is open for business (a "Business Day"). The NYSE is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


     The Fund or its agents may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business. So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These "late day" agreements are intended to permit investors placing orders with third parties to place orders up to the same time as other investors.

REDEMPTIONS

     The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

     Under normal circumstances, the Fund will redeem Shares in cash as described in the Prospectus. However, if the Board determines that it would be in the best interests of the remaining shareholders of the Fund to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation" and such valuation will be made as of the same time the redemption price is determined.

     The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

ANTI-MONEY LAUNDERING PROGRAM

     Customer identification and verification are part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the

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financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

     The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning. You are urged to consult with your tax advisor with specific reference to your tax situation, including your state and local tax liabilities.

     The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as, administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS REGULATED INVESTMENT COMPANY


     The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or business.

     For purposes of the 90% gross income requirement described above, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.


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     In addition to the requirements described previously, in order to qualify as a RIC, the Fund must distribute at least 90% of its net investment income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders (the "Distribution Requirement"). If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.





     The Fund may make investments in securities that bear "original issue discount" or "acquisition discount" (collectively, "OID Securities"). The holder of such securities is deemed to have received interest income even though no cash payments have been received. Accordingly, OID Securities may not produce sufficient current cash receipts to match the amount of distributable net investment company taxable income the Fund must distribute to satisfy the Distribution Requirement. In some cases, the Fund may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.

     Although the Fund intends to distribute substantially all of its net investment company taxable income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

     If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

FUND DISTRIBUTIONS

     Distributions of investment company taxable income will be taxable to you as ordinary income, regardless of whether such distributions are paid to you in cash or you reinvest them in additional Shares, to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

     The Fund may either retain or distribute to you its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to you (if you are an individual) at the long-term capital gains rate, regardless of the length of time you have held the Shares. If any such gains are retained, the Fund will pay federal income tax thereon. If the Fund elects to retain any such gains and you are a shareholder of record on the last day of the taxable year, the Fund may elect to have you treated as if you received a distribution of your pro rata share of such gain, with the result that you will (1) be required to report your pro rata share of such gain on your tax return as long-term capital gain, (2) receive a refundable tax credit for your pro rata share of tax paid by the Fund on the gain, and (3) increase the tax basis for your shares by an amount equal to the deemed distribution less the tax credit.

     If the net asset value at the time you purchase shares of the Fund reflects undistributed investment company taxable income, recognized capital gain or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to you in the manner described above, although such distributions economically constitute a return of capital to you.

     If you are a corporate shareholder, distributions (other than capital gain distributions) from a RIC generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by a Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

     Mutual fund dividends are taxable to shareholders as ordinary income. Under the 2003 Tax Act, all or a portion of the Fund's dividend distribution may be a "qualified dividend". If a shareholder meets the required holding period requirement, qualified dividends are taxable at a maximum tax rate of 15%.

     Ordinarily, you should include all dividends as income in the year of payment. However, dividends declared payable to you in October, November, or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by you and paid by the Fund in the year in which the dividends were declared.

     The Fund will provide a statement annually to you as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction and the percentage of qualified dividends.

SALE, EXCHANGE OR REDEMPTION OF FUND SHARES

     The sale, exchange or redemption of a Share is a taxable event to you. Generally, gain or loss on the sale, exchange or redemption of a Share will be a capital gain or loss that will be long-term if the Share has been held for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at the long-term capital gains rate and short-term capital gains are currently taxed at ordinary income tax rates. However, if you realize a loss on the sale, exchange or redemption of a Share held for six months or less and have previously received a capital gain distribution with respect to the Share (or any undistributed net capital gains of the Fund with respect to such Share are included in determining your long-term capital gains), you must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gain distribution (or any undistributed net capital gains of the Fund that have been included in determining your long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent you repurchase (or enter into a contract or option to repurchase) Shares within the period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

     If you (1) incur a sales load in acquiring shares of the Fund, (2) dispose of such shares less than 91 days after they are acquired and (3) subsequently acquire shares of the Fund or another fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

     In certain cases, the Fund will be required to withhold, and remit to the United States Treasury, a portion of any distributions paid to you if you (1) have failed to provide a correct taxpayer identification number, (2) are subject to backup withholding by the Internal Revenue Service, or (3) have failed to certify to the Fund that you are not subject to backup withholding.

FEDERAL EXCISE TAX


     If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the calendar year, 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year, and 100% of any undistributed amount from the prior calendar year, the Fund will be subject to a nondeductible 4% federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax or to retain, at most, its net capital gains and pay tax thereon.


STATE AND LOCAL TAXES


     Depending upon state and local law, distributions by the Fund and the ownership of shares may be subject to the state and local taxes. Rules of the state and local taxation of dividend and capital gain distributions from regulated investment companies often differ from the rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting an investment in the Fund.


MANAGEMENT OF THE FUND

     The overall business affairs of the Fund are managed by its Board. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, distributor, administrator, custodian and transfer agent. The Board and the executive officers are responsible for managing the Fund's affairs and for exercising the Fund's powers except those reserved for the shareholders and those assigned to the Advisors or other service providers. The day-to-day operations of the Fund are delegated to the Fund's executive officers, the Advisors, the Distributor and the Fund's administrator. A majority of the Directors of the Fund have no affiliation with the Advisors, the Distributor or the Fund's administrator.

DIRECTORS AND OFFICERS

     The following information is provided for each Director and Officer of the Fund as of the end of the most recently completed calendar year. The first section of the table lists information for each Director who is not an "interested person" of the Fund (as defined in the 1940 Act) (an "Independent Director"). Information for each Non-Independent Director (an "Interested

Director") follows. Unless otherwise indicated, the address of each Director and executive officer is 535 Madison Avenue, 30th Floor, New York, New York 10022.


                                                                                         NUMBER OF
                                                                                          FUNDS IN
                                                                                            FUND
NAME, DATE OF                         LENGTH                                              COMPLEX
  BIRTH AND        POSITION          OF TIME             PRINCIPAL OCCUPATION(S)        OVERSEEN BY   OTHER DIRECTORSHIPS
   ADDRESS       WITH THE FUND        SERVED           DURING THE PAST FIVE YEARS         DIRECTOR      HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
-------------------------------------------------------------------------------------------------------------------------
Joseph R.       Director;             since        Private Equity Investor (1997 to          4        Director, Corvis
Hardiman        Chairman,              1998        present).                                          Corp., (optical
5/27/37         Compensation                                                                          networks); The
                Committee;                                                                            Nevis Fund
                Member, Audit                                                                         (registered
                and Compliance                                                                        investment
                Committee, and                                                                        company), Brown
                Nominating                                                                            Investment Advisory
                Committee                                                                             & Trust Company;
                                                                                                      and 65 funds in the
                                                                                                      Scudder family of
                                                                                                      funds (registered
                                                                                                      investment
                                                                                                      companies)
-------------------------------------------------------------------------------------------------------------------------
W. Murray       Director;             since        Principal, CM Coastal Development,        4        None
Jacques         Chairman,              2002        LLC (real estate development)
03/28/36        Nominating                         (2002 to present); President, WMJ
                Committee;                         Consulting, LLC (real estate
                Member, Audit                      investment management company)
                and Compliance                     (1999 to present); Chairman, Saint
                Committee, and                     David's School (2002 to present).
                Compensation                       Formerly, Chairman and Chief
                Committee                          Executive Officer, VIB Management,
                                                   Inc. (asset management company)
                                                   (1994 to 1999).
-------------------------------------------------------------------------------------------------------------------------
Louis E.        Director;             since        Director, Household International         4        Director, 48 funds
Levy            Chairman, Audit        1997        (banking and finance) (1992 to                     in the Scudder
11/16/32        and Compliance                     present).                                          family of funds
                Committee;                                                                            (registered
                Member,                                                                               investment
                Nominating                                                                            companies)
                Committee, and
                Compensation
                Committee
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
-------------------------------------------------------------------------------------------------------------------------
Edward S.       Director              since        Chairman, International Strategy &        4        None
Hyman                                  1997        Investment, Inc. (registered
4/8/45/(1)/                                        investment advisor) (1991 to
                                                   present); Chairman and President,
                                                   International Strategy &
                                                   Investment Group, Inc. (registered
                                                   broker-dealer) (1991 to present).
-------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------
OFFICERS
-------------------------------------------------------------------------------------------------------------------------
R. Alan         President           since 1997     President, International Strategy & Investment, Inc. (registered
Medaugh                                            investment advisor) (1991 to present). Director, International
8/20/43                                            Strategy & Investment Group, Inc. (registered broker-dealer) (1991 to present).
-------------------------------------------------------------------------------------------------------------------------
Nancy           Vice President      since 1997     Executive Vice President, Assistant Treasurer, and Secretary of
Lazar,                                             International Strategy & Investment, Inc. (registered investment
(8/1/57)                                           advisor) (1991 to present); Executive Vice President, Assistant
                                                   Treasurer and Secretary of International Strategy & Investment Group,
                                                   Inc. (registered broker-dealer) (1991 to present).
-------------------------------------------------------------------------------------------------------------------------
Carrie L.       Vice President      since 1997     Managing Director, International Strategy & Investment, Inc.
Butler                                             (registered investment advisor) (2000 to present). Formerly, Assistant
5/1/67                                             Vice President, International Strategy & Investment, Inc. (registered investment advisor) (1991 to 2000).
-------------------------------------------------------------------------------------------------------------------------
Edward J.       Vice President      since 1997     President, EJV Financial Services, LLC (consulting and compliance
Veilleux                                           services firm) (May 2002 to present); Senior Vice President PBHG Funds
8/26/43                                            (January 2005 to present); Officer of various investment companies for
5 Brook                                            which EJV Financial Services provides consulting and compliance
Farm Court                                         services (May 2002 to present). Formerly, Trustee, Devcap Trust
Hunt Valley,                                       (registered investment company) (2000 to 2003); Director, Deutsche
MD 21030                                           Asset Management (formerly B.T. Alex Brown, Inc.) (October 1965 to May
                                                   2002); Executive Vice President, Investment Company Capital Corp.
                                                   (regulated investment company) (May 1987 to May 2002).
-------------------------------------------------------------------------------------------------------------------------
Stephen V.      Vice                since 2002     Executive Managing Director and Chief Financial Officer, International
Killorin        President,            (Chief       Strategy & Investment, Inc. (registered investment advisor) (December
6/27/53         Treasurer,          Compliance     2000 to present); Executive Managing Director and Chief Financial
                Chief             Officer since    Officer, International Strategy & Investment Group, Inc. (registered
                Compliance          September      broker-dealer) (December 2000 to present). Formerly, Controller,
                Officer, and         2004 and      Sanford C. Bernstein & Co., Inc. (registered investment advisor)
                Chief                 Chief        (November 1999 to December 2000) and Managing Director, Deutsche Bank
                Financial           Financial      (May 1994 to November 1999).
                Officer           Officer since
                                  December 2004)
-------------------------------------------------------------------------------------------------------------------------


----------
/1/ Considered to be an interested person, as defined by the 1940 Act, because of his employment with the Advisor and the Distributor.

-------------------------------------------------------------------------------------------------------------------------
Thomas D.       Vice President      since 1997     Chief Executive Officer and President, Los Angeles Capital Management
Stevens                                            and Equity Research, Inc. (registered investment advisor)(2002 to
5/27/49                                            present). Formerly, Senior Vice President and Principal, Wilshire
1150 Santa                                         Associates, Inc. (registered investment advisor) (1980 to 2002); Chief
Monica                                             Investment Officer, Wilshire Asset Management (registered investment
Blvd;                                              advisor) (1980 to 1999)
Suite 200,
Los Angles,
CA 90025
-------------------------------------------------------------------------------------------------------------------------
Margaret M.     Secretary           since 2004     Managing Director, International Strategy & Investment, Inc.
Beeler                                             (registered investment advisor) (July 2004 to present). Formerly,
3/1/67                                             Associate Managing Director (2000 - July 2004) and Assistant Vice
                                                   President (1996 to 2000), International Strategy & Investment, Inc.
                                                   (registered investment advisor); Marketing Representative, US
                                                   Healthcare, Inc. (1995 to 1996); Sales Manager, Donna Maione, Inc.
                                                   (clothing manufacturer) (1994 to 1995) and Deborah Wiley California
                                                   (clothing manufacturer) (1989 to 1994).
-------------------------------------------------------------------------------------------------------------------------


     Directors and officers of the Fund are also directors and officers of some or all of the other investment companies advised by ISI or its affiliates. There are currently four funds in the ISI Family of Funds (the "Fund Complex"). With the exception of Mr. Stevens, each of the above named persons serves in the capacity noted above for each fund in the Fund Complex.

DIRECTOR OWNERSHIP IN THE FUND(S)


-------------------------------------------------------------------------------------------
                            DOLLAR RANGE OF       AGGREGATE DOLLAR RANGE OF OWNERSHIP AS OF
                        BENEFICIAL OWNERSHIP IN   OCTOBER 31, 2004 IN ALL FUNDS OVERSEEN BY
DIRECTOR                    THE FUND/(1)(2)/         DIRECTOR IN THE FUND COMPLEX/(1)(2)/
-------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
-------------------------------------------------------------------------------------------
Joseph R. Hardiman          $10,001-$50,000                    $10,001-$50,000
-------------------------------------------------------------------------------------------
W. Murray Jacques           $10,001-$50,000                    $10,001-$50,000
-------------------------------------------------------------------------------------------
Louis E. Levy               $10,001-$50,000                    $10,001-$50,000
-------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
-------------------------------------------------------------------------------------------
Edward S. Hyman              Over $100,000                      Over $100,000
-------------------------------------------------------------------------------------------


/1./ Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the "1934 Act") include securities in which the director has a direct or indirect pecuniary interest, with certain exceptions, and securities with respect to which the director can exert voting power or has authority to sell.

/2./ The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000,
over $100,000. The Fund Complex consists of the following: ISI Strategy Fund, Inc., North American Government Bond Fund, Inc., Managed Municipal Fund, Inc. and Total Return U.S. Treasury Fund, Inc.

OWNERSHIP OF SECURITIES OF THE ADVISOR AND RELATED COMPANIES

     As reported to the Fund, as of December 31, 2004 no Independent Director or any of his immediate family members owned beneficially or of record securities of the Advisors, the Distributors, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Advisors or the Distributor.

COMPENSATION OF DIRECTORS AND OFFICERS

     Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of the Advisors or the Fund's administrator may be considered to have received remuneration indirectly. As compensation for his services, each Independent Director receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at board and committee meetings) from each fund in the Fund Complex for which he serves as Director. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.


     The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, in the fiscal period ended October 31, 2004.



                                 COMPENSATION TABLE
------------------------------------------------------------------------------------
                                                        TOTAL COMPENSATION FROM THE
                     AGGREGATE COMPENSATION FROM THE   FUND AND FUND COMPLEX PAYABLE
DIRECTOR                FUND PAYABLE TO DIRECTORS               TO DIRECTORS
------------------------------------------------------------------------------------
Edward S. Hyman*                   $  0                $0
------------------------------------------------------------------------------------
Joseph R. Hardiman                 $885                $14,000 for service on 4
                                                       Boards in the Fund Complex
------------------------------------------------------------------------------------
W. Murray Jacques                  $885                $14,000 for service on 4
                                                       Boards in the Fund Complex
------------------------------------------------------------------------------------
Louis E. Levy                      $885                $14,000 for service on 4
                                                       Boards in the Fund Complex
------------------------------------------------------------------------------------


*    A Director who is an "interested person" as defined in the 1940 Act.

INFORMATION CONCERNING COMMITTEES AND MEETINGS OF DIRECTORS

     The Board met four times during the fiscal year ended October 31, 2004 and each director attended 100% of the meetings of the Board and meetings of the committees of the Board on which such director served.

     The Fund has an Audit Committee consisting of Messrs. Levy, Hardiman and Jacques. All of the members of the Audit Committee are 'independent' as provided for in the applicable requirements of the 1940 Act. Mr. Levy serves as Chairman of the Audit Committee. During the fiscal year ended October 31, 2004, the Audit Committee met four times. In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund, its investment advisor and affiliates by the independent public accountants.


     The Nominating Committee, which meets when necessary, consists of Messrs. Levy, Hardiman and Jacques. All of the members of the Nominating Committee are 'independent' as provided for in the applicable requirements of the 1940 Act. The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board. The Committee will not consider nominees for Independent Directors received from security holders. The Committee did not meet during the fiscal year ended October 31, 2004.

     The Compensation Committee, which meets when necessary, consists of Messrs. Levy, Hardiman and Jacques. All of the members of the Compensation Committee are 'independent' as provided for in the applicable requirements of the 1940 Act. The Compensation Committee is responsible for reviewing the compensation paid to the Directors for its appropriateness, and making recommendations to the full Board with respect to the compensation of the Directors. During the fiscal year ended October 31, 2004, the Committee did not meet.

CODE OF ETHICS

     The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code permits access persons of the Fund to trade securities that may be purchased or held by the Fund for their own accounts, provided that the access persons comply with the Code's provisions and reporting requirements.

     The Advisor and the Distributor have each adopted Codes of Ethics pursuant to Rule 17j-1. These Codes permit access persons of the Fund that are employees of the Advisor and Distributor to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with reporting requirements. In addition, these Codes also provide for trading "blackout periods" that prohibit trading by access persons within periods of trading by the Fund in the same security, subject to certain exceptions. These Codes prohibit short-term trading profits and personal investment in initial public offerings. These Codes require prior approval with respect to purchases of securities in private placements.

     The Sub-Advisor has also adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code permits access persons of the Fund that are employees of the Sub-Advisor to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with reporting requirements. The Code also provides for pre-clearance of personal trades and imposes trading "blackout periods", subject to certain exceptions. The Code prohibits personal investment in initial public offerings. The Code requires prior approval with respect to purchases of securities in private placements.


     The Codes of Ethics are on public file with, and are available from, the SEC.

INVESTMENT ADVISORY AND OTHER SERVICES

INFORMATION CONCERNING INVESTMENT ADVISORY SERVICES


     ISI serves as the Fund's investment advisor pursuant to an Investment Advisory Agreement dated as of September 12, 1997 (the "Advisory Agreement"). LA Capital serves as the Fund's sub-advisor pursuant to a Sub-Advisory Agreement among the Fund, ISI and LA Capital dated as of March 29, 2002.

     ISI is a registered investment advisor that was formed in January 1991. ISI employs Messrs. Edward S. Hyman, the Fund's Chairman, and R. Alan Medaugh, the Fund's President. Due to their stock ownership, Messrs. Hyman and Medaugh may be deemed controlling persons of ISI. ISI is also investment advisor to Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc. and North American Government Bond Fund, Inc., each an open-end management investment company. These funds, along with the Fund, had approximately $561 million of net assets as of December 31, 2004.

     LA Capital, a California corporation, is a registered investment advisor with assets under management as of December 31, 2004, of approximately $3.2 billion across thirty-three equity portfolios.

     Under the Advisory Agreement, ISI: (1) formulates and implements continuing programs for the purchase and sale of securities, (2) determines what securities (and in what proportion) shall be represented in the Fund's portfolio (3) provides the Board with regular financial reports and analysis with respect to the Fund's portfolio investments and operations, and the operations of comparable investment companies, (4) obtains and evaluates economic, statistical, and financial information pertinent to the Fund, and (5) takes on behalf of the Fund, all actions which appear to the Advisor necessary to carry into effect its purchase and sale programs. ISI has delegated these responsibilities to LA Capital relating to the equity portion of the Fund's portfolio, provided that ISI continues to supervise the performance of LA Capital and report thereon to the Fund's Board. Any investment program undertaken by ISI or LA Capital will at all times be subject to the policies and control of the Fund's Board. Neither ISI nor LA Capital shall be liable to the Fund or its shareholders for any act or omission by ISI or LA Capital or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ISI and LA Capital to the Fund are not exclusive and both ISI and LA Capital are free to render similar services to others.


     As compensation for these services, ISI is entitled to receive an annual fee from the Fund calculated daily and paid monthly, at the annual rate of 0.40% of the Fund's daily net asset value. As compensation for its services, LA Capital is entitled to receive a fee from ISI, payable out of ISI's advisory fee, calculated daily and payable monthly, at the annual rate of 0.16% of the Fund's average daily net assets. ISI has contractually agreed to waive its annual fee and reimburse expenses to the extent necessary, so that the Fund's total operating expenses do not exceed 1.30% of its average daily net assets.


     Advisory fees paid by the Fund to ISI under the Advisory Agreement for the fiscal years ended October 31, 2004 and 2003, the period June 1, 2002 through October 31, 2002 and the fiscal year ended May 31, 2002 were as follows:

FISCAL YEARS ENDED   JUNE 1, 2002
     OCTOBER 31,       THROUGH      FISCAL YEAR ENDED
------------------    OCTOBER 31,         MAY 31
  2004     2003/1/      2002/2/          2002/3/
--------   -------   ------------   -----------------
$164,081      --          --             $44,924


----------


/1/  Net of fee waivers of $91,174
/2/  Net of fee waivers of $35,096
/3/  Net of fee waivers of $59,554

     The Advisory Agreement continues in effect from year to year if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Directors who have no direct or indirect financial interest in such agreements, at an in-person meeting called for such purpose, or by a vote of a majority of the outstanding shares. The Fund or ISI may terminate the Advisory Agreement on 60 days written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment. The Sub-Advisory Agreement has similar termination provisions.

     The Advisory Agreement was most recently approved by the Board on September 24, 2004. In approving the Advisory Agreement, the Board of Directors, including the Independent Directors, noted that the Advisor is the investment advisor to three other funds in the ISI Fund Complex, Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc. and North American Government Bond Fund, Inc. As part of its evaluation, the Board considered the nature, quality and scope of the services provided by the Advisor; the performance, fees and expenses of the Fund compared to other similar investment companies; the Advisor's expenses in providing the services; the profitability of the Advisor and its affiliated companies and other benefits they derive from their relationship with the Fund. The Independent Directors noted their confidence in the capability and integrity of the senior management and staff of the Advisor and the financial strength of the Advisor and its affiliated companies. In evaluating the reasonableness of the management fee, the Independent Directors noted that the Fund's total expense ratio was lower than its peer group average and that ISI had agreed to waive its fees or reimburse expenses of the Fund so that the Fund's expense ratio would not exceed 1.30%, until at least February 28, 2006 and may be extended. The Directors considered the fact that Morningstar rated the Fund a four (out of five) star fund. They also considered the performance of the Fund relative to its peer group and noted that the Fund's one-year and 3-year performances were better than its peer group averages, and that the Fund outperformed its peer group since its inception for the period ended July 31, 2004. The Independent Directors weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Directors, including all of the Independent Directors, determined, in the exercise of its business judgment, that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

     The Sub-Advisory Agreement was most recently approved by the Board on September 24, 2004. The Board, including the Independent Directors, determined that it would be in the best interests of the Fund and its shareholders to continue the Sub-Advisory Agreement between the Fund and the Sub-Advisor for an additional twelve months. The Board considered the factors listed below, and such other factors and information it deemed relevant prior to approving and recommending the continuation of the Sub-Advisory Agreement:

     (1) Information provided by the Sub-Advisor regarding its capabilities and resources.


     (2) The fact that the Fund is a blended Fund and that the Fund's equity portion maintained by the Sub-Advisor outperformed its designated Morningstar category for the quarter, one year and three year periods ended July 30, 2004.


INFORMATION CONCERNING ACCOUNTS MANAGED BY PORTFOLIO MANAGERS


     As of October 31, 2004, Messrs. Hyman and Medaugh acted as portfolio managers for three other mutual funds with net assets of $561 million. No mutual fund pays ISI a performance based fee.

     Messrs. Hyman and Medaugh service nine other pooled investment vehicles with assets totaling $536,204,258 as of October 31, 2004. Of the nine pooled investment vehicles, four pay ISI a performance based fee. As of October 31, 2004, these four pooled investment vehicles had assets totaling $315,385,359.

     Messrs. Hyman and Medaugh, together with one other person, own 100% of ISI. Messrs. Hyman and Medaugh receive an annual draw plus a bonus paid out of ISI's net income. The bonus is based on each portfolio manager's ownership interest of ISI.

     As of October 31, 2004, Messrs. Stevens and Borger acted as portfolio managers for 6 other mutual funds with total assets of $432 million. No mutual fund pays LA Capital a performance fee. As of the same date, Messrs. Stevens and Borger also managed 26 separate accounts with assets of approximately $2.7 billion. Two of these accounts pay LA Capital performance fee and assets in these two accounts were approximately $420 as of October 31, 2004. As principals of LA Capital, the compensation of Messrs. Stevens and Borger include an annual salary, contributions to their profit sharing plans, a percentage of profits of LA Capital. Neither Mr. Stevens nor Mr. Borger own shares of the Fund.

     As of October 31, 2004, Mr. Hyman and Mr. Medaugh owned Fund shares valued over $1 million.


ADMINISTRATION


     Forum Administrative Services, LLC ("FAdS"), Two Portland Square, Portland, ME 04101, is the administrator of the Fund. As administrator, pursuant to an agreement with the Fund, FAdS is responsible for providing administrative services to the Fund, providing the Fund with general office facilities and providing persons satisfactory to the Board to serve as officers of the Fund.

     As of May 1, 2004, FAdS, Forum Shareholder Services, LLC ("FSS") and Forum Accounting Services, LLC ("FAcS") receive a combined fee based on average net assets (subject to a minimum monthly fee) and monthly fees per open account. Asset-based fees are calculated daily and all fees are paid monthly. FAdS acts as the agent for FSS and FAcS with respect to the collection of their respective portions of the asset fee charges.

     Prior to May 1, 2004, FAdS received an annual fee from the Fund Complex equal to 0.05% of the total average daily net assets of the Fund Complex up to $750 million in assets, and 0.03% of the total average daily net assets of the Fund Complex in excess of $750 million. These fees were allocated among the funds in the Fund Complex in proportion to their relative net assets. FAdS received a minimum fee of $3,000 per month from the Fund. The fees were accrued daily by the Fund and paid monthly for services performed under the agreement during the prior calendar month. Administration fees paid to FAdS by the Fund for the fiscal years ended October 31, 2004 and 2003 and for the periods of June 1, 2002 to October 31, 2002 and May 27, 2002 to May 31, 2002 were as follows:



FISCAL YEARS ENDED OCTOBER 31,
------------------------------    JUNE 1, 2002 TO   MAY 27, 2002 TO
         2004      2003          OCTOBER 31, 2002     MAY 31, 2002
       -------   -------         ----------------   ---------------
       $37,429   $36,118              $15,000             $528



     FAdS' agreement is terminable without penalty by the Board or by FAdS on 60 days' written notice. Under the agreement, FAdS is not liable for any act or omission in the performance of its duties to the Fund. The agreement does not protect FAdS from any liability by reason of bad faith, gross negligence or willful misconduct in the performance of its obligations and duties under the agreement.


     Prior to May 27, 2002, Investment Company Capital Corp. ("ICCC") provided administration services to the Fund. As compensation for such services, ICCC was entitled to receive from the Fund Complex a fee based on the combined assets in the Fund Complex at the following annual rates: 0.20% of the first $75 million, 0.15% of the next $75 million, 0.10% of the next $75 million, 0.05% of the next $275 million and 0.03% of the amount over $500 million. ICCC's fee was allocated among the funds in the Fund Complex according to their relative net assets.

     Administration fees paid by the Fund to ICCC for the period June 1, 2001 to May 26, 2002 were $23,277.


DISTRIBUTION OF FUND SHARES


DISTRIBUTION AGREEMENT AND PLAN


     International Strategy & Investment Group Inc. ("ISI Group" or the "Distributor") serves as distributor of the Shares pursuant to a Distribution Agreement effective September 12, 1997 (the "Distribution Agreement"). The Distribution Agreement provides that ISI Group has the exclusive right to distribute the Shares either directly or through other broker-dealers. ISI Group, a Delaware corporation, is a broker-dealer that was formed in 1991 and is an affiliate of ISI.

     The Distribution Agreement provides that ISI Group, on behalf of the Fund, will: (i) solicit and receive orders for the purchase of Shares; (ii) accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective prospectus and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible; (iii) receive requests for redemption and transmit such redemption requests to the Fund's transfer agent as promptly as possible; (iv) respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund; (v) provide the Board for its review with quarterly reports required by Rule 12b-1; (vi) maintain such accounts, books and records as may be required by law or be deemed appropriate by the Board; and (vii) take all actions deemed necessary to carry into effect the distribution of the Shares.

     ISI Group has not undertaken to sell any specific number of Shares. The Distribution Agreement further provides that, in connection with the distribution of Shares, ISI Group will be responsible for all of its promotional expenses. The services by ISI Group to the Fund are not exclusive, and ISI Group shall not be liable to the Fund or its shareholders for any act or omission by ISI Group or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Independent Directors or by a vote of a majority of the Fund's outstanding Shares (as defined under "Capital Shares") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The ISI Distribution Agreement has an initial term of two years and will remain in effect from year to year provided that it is specifically approved (a) at least annually by the Board and (b) by the affirmative vote of a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan. The votes must be cast in person at a meeting specifically called for such purpose. The Distribution Agreement, including the form of Agency Distribution Agreement (as described below), was most recently approved by the Board, including a majority of the Independent Directors, on September 24, 2004.

     ISI Group has entered into sub-distribution agreements ("Agency Distribution Agreements") with certain broker-dealers ("Participating Dealers") under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Agency Distribution Agreement may be terminated in the same manner as the Distribution Agreement at any time and shall automatically terminate in the event of an assignment.

     In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as certain banks, to act as Shareholder Servicing Agents, pursuant to which ISI Group will allocate a portion of its distribution fees as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Distributor or the Advisor or their respective affiliates will provide compensation out of their own resources. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectus and this SAI in conjunction with any such institution's fee schedule. State securities laws may require banks and financial institutions to register as dealers.





     Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and this statement of additional information. Your dealer will provide you with specific information about any processing or service fees you will be charged.


     Pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution for the Shares (the "Plan"). Under the Plan, the Fund pays a fee to ISI Group for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and ISI Group is authorized to make payments out of its fees to Participating Dealers and Shareholder Servicing Agents. The Plan will remain in effect from year to year thereafter as specifically approved (a) at least annually by the Board and (b) by the affirmative vote of a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose. The Plan was most recently approved by the Board, including a majority of the Independent Directors, on September 24, 2004.

     In approving the Plan, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Plan will be renewed only if the Directors make a similar determination in each subsequent year. The Plan may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the Fund's shareholders. The Plan may be terminated at any time, and the Distribution Agreement may be terminated at any time upon 60 days' notice, without penalty, by a vote of a majority of the Independent Directors or by a vote of a majority of the outstanding Shares.

     During the continuance of the Plan, the Board will be provided for its review, at least quarterly, a written report concerning the payments made under the Plan to ISI Group pursuant to the Distribution Agreement, to Participating Dealers pursuant to Agency Distribution Agreements and to Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plan, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.

     Under the Plan, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ISI Group, as appropriate, with respect to shares held by or on behalf of customers of such entities. Payments under the Plan are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the Shares is less than 0.25% of the Shares' average daily net assets for any period, the unexpended portion of the distribution fee may be retained by the Distributor. The Plan does not provide for any charges to the Fund for excess amounts expended by the Distributor and, if the Plan is terminated in accordance with its terms, the obligation of the

Fund to make payments to the distributor pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates. In return for payments received pursuant to the Plan, the Distributor paid the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.


     As compensation for providing distribution and related administrative services for the Shares as described above, the Fund will pay ISI Group, on a monthly basis, an annual fee, equal to 0.25% of the Fund's average daily net assets. ISI Group expects to allocate on a proportional basis up to all of its fees to Participating Dealers and Shareholder Servicing Agents.

     As compensation for providing distribution and shareholder services to the Fund, the Distributor was paid the following amounts:



                                 JUNE 1, 2002
FISCAL YEARS ENDED OCTOBER 31,      THROUGH
------------------------------    OCTOBER 31,   FISCAL YEAR ENDED MAY 31,
        2004       2003              2002                  2002
      --------   -------         ------------   -------------------------
      $102,550   $56,984            $21,935              $65,299


RECEIPT AND RETENTION OF SALES CHARGES


     For the fiscal years ended October 31, 2004 and 2003, the period June 1, 2002 through October 31, 2002 and for the fiscal year ended May 31, 2002 of the Fund, the Distributor received the following commissions or sales charges and from such commissions or sales charges, the Distributor retained the following amounts:



           FISCAL YEARS ENDED
               OCTOBER 31,                      JUNE 1, 2002
-----------------------------------------   THROUGH OCTOBER 31,   FISCAL YEAR ENDED MAY 31,
        2004                  2003                  2002                    2002
-------------------   -------------------   -------------------   -------------------------
RECEIVED   RETAINED   RECEIVED   RETAINED   RECEIVED   RETAINED      RECEIVED   RETAINED
--------   --------   --------   --------   --------   --------      --------   --------
$165,042    $17,937    $87,266    $8,113     $11,000    $1,000        $45,000      $0






EXPENSES BORNE BY THE FUND


     Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory, administration and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions, if any, chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses of the Fund and supplements thereto to the shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Independent Directors and independent members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel or independent auditors, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by the Advisors, the Distributor or the Fund's administrator.


     The address of ISI Group is 535 Madison Avenue, 30th Floor, New York, New York 10022.


PORTFOLIO HOLDINGS


     Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in forms required to be filed with the SEC. Portfolio holdings as of the end of the Fund's semi-annual fiscal periods are reported to the SEC on Form N-CSR within 60 days of the end of each such period. Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days of the end of such period. You may request a list of the Fund's portfolio holdings as contained in its latest Form N-Q or Form N-CSR by contacting the transfer agent at (800) 882-8585.

     In addition, certain service providers to the Fund such as the Fund's investment advisor, administrator, custodian, fund accountant, independent accountants, legal counsel, and transfer agent may, for legitimate business purposes, receive portfolio holdings information before it is released to the public. Many Fund service providers require a list of the Fund's portfolio holdings to provide the services they are contractually obligated to render to the Fund. The portfolio holdings information is released to service providers on an as needed basis pursuant to conditions of confidentiality contained in applicable service agreements and/or attorney/auditor-client privileges. No compensation is paid by the Fund to these service providers as a result of the disclosure of the Fund's portfolio holdings.

     The Fund's Chief Compliance Officer monitors the Fund's compliance with its portfolio holdings disclosure policy and annually requests and reviews information regarding the identity of each service provider that receives information regarding Fund portfolio holdings prior to public dissemination, the frequency with which the service provider receives such information and the business purpose for which the disclosure is made. This oversight is designed to help ensure that portfolio holdings disclosure to service providers prior to public dissemination is in the best interests of Fund shareholders. The Chief Compliance Officer also provides an annual report to the Board on, among other things, the Fund's administration of and compliance with its portfolio disclosure policy.





BROKERAGE


     ISI and LA Capital, subject to the supervision of ISI, are each responsible for decisions to buy and sell securities for a portion of the Fund's portfolio, broker-dealer selection and negotiation of commission rates.


     Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. Brokerage commissions are subject to negotiation between the Advisors and the broker-dealers. The Advisors may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, ISI Group.

     In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark-up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with ISI Group in any transaction in which ISI Group acts as a principal.

     The Advisors' primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, the Advisors may, in their discretion, effect agency transactions with broker-dealers that furnish statistical, research or other information or services which are deemed by the Advisors to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to the Advisors with clients other than the Fund. Similarly, any research services received by the Advisors through placement of portfolio transactions of other clients may be of value to the Advisors in fulfilling their obligations to the Fund.

     No specific value can be determined for research and statistical services furnished without cost to the Advisors by a broker-dealer. The Advisors are of the opinion that because the material must be analyzed and reviewed by their staffs, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Advisors' research and analysis. Therefore, it may tend to benefit the Fund by improving the Advisors' investment advice. In over-the-counter transactions, the Advisors will not pay any commission or other remuneration for research services. The Advisors' policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in the Advisors' opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board, the Advisors are also authorized to pay broker-dealers higher commissions on brokerage transactions for the Fund in order to secure research and investment services described above. However, LA Capital has no current intention to do so. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions, does not apply to transactions effected on a principal basis.

     Subject to the above considerations, the Board has authorized the Fund to effect portfolio transactions through ISI Group. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which requires that the commissions paid to ISI Group must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board and requires the Advisors to furnish reports and to maintain records in connection with such reviews. The Distribution Agreement does not provide for any reduction in the distribution fee to be received by ISI Group from the Fund as a result of profits from brokerage commissions on transactions of the Fund effected through ISI Group. The Advisors manage other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisors. The Advisors may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.


     The following table shows the aggregate brokerage commissions with respect to the Fund for the fiscal years ended October 31, 2004 and 2003, the period ended October 31, 2002 and for the fiscal year ended May 31, 2002.



FISCAL YEARS ENDED       JUNE 1, 2002      FISCAL YEAR ENDED
    OCTOBER 31,      THROUGH OCTOBER 31,        MAY 31,
------------------   -------------------   -----------------
   2004      2003            2002                 2002
 -------   -------         -------              -------
 $46,104   $39,143         $14,117              $20,000


     The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year, the type(s) of security and the aggregate value of the Fund's holdings of those securities as of the end of the Fund's most recent fiscal year.


REGULAR BROKER DEALER              TYPE OF SECURITY       VALUE HELD
--------------------------------   --------------------   ----------
JPMorgan Chase Bank, N.A.          Repurchase Agreement   $3,785,000
Lehman Brothers Holdings, Inc.     Common Stock           $  443,610
Citibank, Inc.                     Common Stock           $  341,738

Merrill Lynch & Co., Inc.          Common Stock           $  330,113
Morgan Stanley Dean Witter & Co.   Common Stock           $  126,754
J.P. Securities, Inc.              Common Stock           $   99,588
Bear Stearns Cos., Inc.            Common Stock           $   20,845


CAPITAL SHARES

     Under the Fund's Articles of Incorporation, the Fund may issue Shares of its capital stock with a par value of $.001 per Share. The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and one class of shares: ISI Strategy Fund Shares. All Shares of the Fund regardless of class have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class will vote separately. Any such series will be a separately managed portfolio and shareholders of each series or class will have an undivided interest in the net assets of that series. For tax purposes, the series will be treated as separate entities. Generally, each class of Shares issued by a particular series will be identical to every other class and expenses of the Fund (other than 12b-1 fees and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

     Shareholders of the Fund do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board. In such event, the remaining holders cannot elect any members of the Board.

     The Fund's By-laws provide that any director of the Fund may be removed by the shareholders by a vote of a majority of the votes entitled to be cast for the election of Directors. A meeting to consider the removal of any Director or Directors of the Fund will be called by the Secretary of the Fund upon the written request of the holders of at least one-tenth of the outstanding Shares of the Fund entitled to vote at such meeting.

     There are no preemptive, conversion or exchange rights applicable to any of the Shares. The Fund's issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of Shares if there is more than one series) after all debts and expenses have been paid.

     As used in this SAI, the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

     The Fund furnishes shareholders with semi-annual reports and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent registered public accounting firm.

PROXY VOTING POLICIES AND PROCEDURES


     A copy of the Fund's proxy voting procedures adopted on behalf of the Fund are included in Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, upon request, by calling (800) 955-7175 or on the SEC's website at http://www.sec.gov.


CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

     The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60675 ("Northern Trust"), is custodian of the Fund's investments. As custodian, Northern Trust safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments.


     FSS (the "Transfer Agent") is the Fund's transfer agent. As transfer agent and distribution paying agent, the Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the SEC.

     FAcS provides fund accounting services to the Fund. These services include calculating the net asset value ("NAV") per share of the Fund and providing information necessary to prepare the Fund's financial statements and tax returns. Effective May 1, 2004, FAcS is paid by FAdS for its fund accounting services to the Fund.

     Prior to May 1, 2004, the Fund paid FAcS a base fee of $4,167 per month plus 0.0025% of the Fund's daily net assets. The fees were paid monthly for services performed during the prior calendar month.

     As compensation for providing accounting services for the fiscal years ended October 31, 2004 and October 31, 2003, FAcS received fees of $25,312 and $50,600, respectively. For the periods June 1, 2002 through October 31, 2002 and May 27, 2002 through May 31, 2002, FAcS received fees of $21,180 and $555, respectively.


     FAcS' agreement is terminable without penalty by the Board or by FAcS on 60 days' written notice. Under the agreement, FAcS is liable only for loss or damage due to errors caused by bad faith, gross negligence or willful misconduct in the performance of its obligations and duties under the agreement.

     Prior to May 27, 2002, ICCC provided accounting services to the Fund. As compensation for these services, the Fund paid ICCC an annual fee, calculated daily and paid monthly, as shown below.

Average Daily Net Assets          Incremental Fee
------------------------        -------------------
0 - $10,000,000                 $13,000 (fixed fee)
$10,000,000 - $20,000,000       0.100%
$20,000,000 - $30,000,000       0.080%
$30,000,000 - $40,000,000       0.060%
$40,000,000 - $50,000,000       0.050%
$50,000,000 - $60,000,000       0.040%
$60,000,000 - $70,000,000       0.030%
$70,000,000 - $100,000,000      0.020%
$100,000,000 - $500,000,000     0.015%
$500,000,000 - $1,000,000,000   0.005%
over $1,000,000,000             0.001%

     In addition, the Fund reimbursed ICCC for certain out-of-pocket expenses incurred in connection with ICCC's provision of accounting services. For such services for the fiscal year ended May 31, 2002 ICCC received a fee of $27,737.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     The annual financial statements of the Fund are audited by the Fund's independent registered public accounting firm, Ernst & Young, LLP, located at 5 Times Square, New York, New York 10036.


LEGAL MATTERS

     Kramer Levin Naftalis & Frankel LLP serves as counsel to the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     To Fund management's knowledge, as of February 7, 2005, the following persons owned beneficially or of record 5% or more of the Fund's outstanding shares:



                                 PERCENTAGE OF
         Shareholder*             SHARES OWNED
         ------------            -------------
Edward S. Hyman Jr.                  5.28%
c/o ISI Funds
535 Madison Avenue, 30th Floor
New York, NY 10022-8101




----------


*    All shares were held of record.

TURNOVER RATE


     The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, (excluding securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions.

     The following table reflects the Fund's portfolio turnover rates during the last three fiscal years:



FISCAL YEARS ENDED   JUNE 1, 2002 THROUGH   FISCAL YEAR ENDED
    OCTOBER 31,           OCTOBER 31,            MAY 31,
------------------   --------------------   -----------------
    2004   2003              2002                  2002
    ----   ----              ----                  ----
     66%    60%               12%                   72%


FINANCIAL STATEMENTS


     The financial statements for the Fund for the year ended October 31, 2004, are incorporated herein by reference to the Fund's annual report dated October 31, 2004.

                            ISI STRATEGY FUND, INC.

                   POLICIES AND PROCEDURES FOR VOTING PROXIES

PURPOSE

Shareholders of ISI STRATEGY FUND, INC. (the "FUND") expect the Fund to vote proxies received from issuers whose voting securities are held by the Fund. The Fund exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Fund's and its shareholders' investments.

This document describes the Policies and Procedures for Voting Proxies ("Policies") received from issuers whose voting securities are held by the Fund.

RESPONSIBILITIES

1. Advisor. These Policies are to be implemented by Los Angeles Capital Management and Equity Research, Inc. ("LA Capital") and any successor to LA Capital as the investment Advisor that exercises discretion to vote the equity securities from time to time held by the Fund (the "Advisor"). To the extent that these Policies do not cover potential voting issues with respect to proxies received by the Fund, the Fund delegates to the Advisor the authority to act on behalf of the Fund to promote the Fund's investment objectives, subject to the provisions of these Policies regarding resolution of a conflict of interest with respect to the Advisor.

     The Advisor shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Advisor with respect to voting proxies on behalf of the Fund, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Advisor's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Advisor.

     The Advisor shall be responsible for coordinating the delivery of proxies by the Fund's custodian to the Advisor or to an agent of the Advisor selected by the Advisor to vote proxies with respect to which the Advisor has such discretion (a "Proxy Voting Service").

2. Proxy Manager. The Fund will appoint a proxy manager (the "Proxy Manager"), who shall be an officer of the Fund. The Proxy Manager shall oversee compliance by each Advisor and the Fund's other service providers with these Policies. The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend, as appropriate, revisions to update these Policies to the Board.

SCOPE

These Policies summarize the Fund's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Advisor should vote the Fund's shares on each issue raised in a proxy statement. These policies and procedures are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which the Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

POLICIES AND PROCEDURES FOR VOTING PROXIES

1.   GENERAL

     (i) Use of Proxy Voting Service Guidelines. If (A) the Advisor has proprietary proxy voting guidelines that it uses for its clients or (B) the Advisor uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting and (C) such proxy voting guidelines have been approved as to form by the Board ("Approved Guidelines"), then the Advisor may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund's proxies consistent with such Approved Guidelines.

     (ii) Absence of Proxy Voting Service Guidelines. In the absence of Approved Guidelines, the Advisor shall vote the Fund's proxies consistent with Sections 2 and 3 below.

2.   ROUTINE MATTERS

     Since the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. However, the position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

     (i) Election of Directors. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.


     (ii) Appointment of Auditors. Management recommendations will generally be supported.

     (iii) Changes in State of Incorporation or Capital Structure. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

3.   NON-ROUTINE MATTERS

     (i) Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis because they are an extension of an investment decision.

     (ii) Proposals Affecting Shareholder Rights. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

     (iii) Anti-takeover Issues. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

     (iv) Executive Compensation. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.


     (v) Social and Political Issues. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily- determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.


4.   CONFLICTS OF INTEREST

The Fund recognizes that under certain circumstances the Advisor may have a conflict of interest in voting proxies on behalf of the Fund. A "conflict of interest," means any circumstance when the Fund, the Advisor, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

The Advisor should vote proxies relating to such issuers in accordance with the following procedures:

     (i) Routine Matters Consistent with Policies. The Advisor may vote proxies for routine matters as required by these Policies or as required by the Approved Guidelines (if any).

     (ii) Immaterial Conflicts. The Advisor may vote proxies for non-routine matters consistent with these Policies or any Approved Guidelines if the Advisor determines that the conflict of interest is not material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Advisor's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances.

     (iii) Material Conflicts and Non-Routine Matters. If the Advisor believes that (A) it has a material conflict and (B) that the issue to be voted upon is non-routine or is not covered by these Policies or the Approved Guidelines (if any), then --

          (1) If the Advisor uses a Proxy Voting Service, the proxy may be voted consistent with the recommendations of the Proxy Voting Service, provided that the Advisor believes that such a vote is consistent with the best interests of the Fund's shareholders.

          (2) If the Advisor does not use a Proxy Voting Service, then the Advisor shall contact the Proxy Manager for review and determination. In the event that the Proxy Manager determines that he/she has a conflict of interest, the Proxy Manager shall submit the matter for determination to a member of the Board of Directors of the Fund (the "Board") who is not an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Proxy Manager or the Board member will consider the best interests of Fund shareholders and may consider the recommendations of independent third parties that evaluate proxy proposals.

5.   ABSTENTION

The Fund may abstain from voting proxies in certain circumstances. The Advisor or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as (by example and without limitation) when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

As adopted June 12, 2003.

                                     PART C.
                                OTHER INFORMATION

ITEM 22. EXHIBITS

(a) (1) Articles of Incorporation, incorporated by reference to Exhibit 1(a) to Registrant's Registration Statement on Form N-1A (File No. 333-31127), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001293) on July 11, 1997.

(a) (2) Articles of Amendment to Articles of Incorporation, incorporated by reference to Exhibit 1(b) to Registrant's Registration Statement on Form N-1A (File No. 333-31127), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001293) on July 11, 1997.

     (b) By-Laws, as amended through December 18, 2002 (Exhibit incorporated by reference as filed as Exhibit (b) in Post Effective Amendment No. 7 via EDGAR on February 28, 2003, accession number 0001004402-03-000157).

     (c) Instruments Defining Rights of Securities Holders, incorporated by reference to Exhibit 1 (Articles of Incorporation, Articles of Amendment) and Exhibit 2 (By-Laws) of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 333-31127), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001534) on August 15, 1997.

(d) (1) Investment Advisory Agreement between Registrant and International Strategy & Investment Inc., incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 333-31127), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000491) on February 26, 1998.

(d) (2) Sub-Advisory Agreement among Registrant, International Strategy & Investment Inc. and LA Capital Incorporated dated March 29, 2002 (Exhibit incorporated by reference as filed as Exhibit (d)(2) in Post-Effective Amendment No. 6 via EDGAR on September 30, 2002, accession number 0001004402-02-000422).

(e) (1) Distribution Agreement between Registrant and International Strategy & Investment Group Inc. with respect to the ISI Shares Class, incorporated by reference to Exhibit 6(a) of Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 333-31127), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000491) on February 26, 1998.

(e) (2) Form of Agency Distribution Agreement between International Strategy & Investment Group Inc. and Participating Broker-Dealers, incorporated by reference to Exhibit 6(c) to Registrant's Registration Statement on Form N-1A (File No. 333-31127), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001293) on July 11, 1997.

(e) (3) Form of Shareholder Servicing Agreement between Registrant and Shareholder Servicing Agents incorporated by reference to Exhibit 6(d) to Registrant's Registration Statement on Form N-1A (File No. 333-31127), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001293) on July 11, 1997.

(f)  None.

(g) Custodian Agreement dated August 11, 1997 between Registrant and The Northern Trust Company (Exhibit incorporated by reference as filed as Exhibit (g) in Post Effective Amendment No. 7 via EDGAR on February 28, 2003, accession number 0001004402-03-000157).

(h) (1) Amended and Restated Administration Agreement between Registrant and Forum Administration Services, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(1) in post-effective amendment No. 9 via EDGAR on December 30, 2004, accession number 0001275125-04-000455).

(h) (2) Amended and Restated Transfer Agency Agreement between Registrant and Forum Shareholder Services, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(2) in post-effective amendment No. 9 via EDGAR on December 30, 2004, accession number 0001275125-04-000455).

(h) (3) Amended and Restated Fund Accounting Agreement between Registrant and Forum Accounting Services, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(3) in post-effective amendment No. 9 via EDGAR on December 30, 2004, accession number 0001275125-04-000455).

(i) (1) Opinion of Counsel incorporated by reference to Exhibit 3 of Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A (File No. 333-31127), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-99-001816) on September 30, 1999.

(i)  (2)  Consent of Counsel (Exhibit filed herewith).

(j)  Consent of Independent Auditors (Exhibit filed herewith).

(k)  None.

(l) Subscription Agreement re: initial $100,000 capital incorporated by reference to Exhibit 13 of Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 333-31127), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000491) on February 26, 1998.

(m) Distribution Plan with respect to the ISI Shares Class incorporated by reference to Exhibit 15 of Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 333-31127), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000491) on February 26, 1998.

(n) Rule 18f-3 Plan incorporated by reference to Exhibit 18 of Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 333-31127), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000491) on February 26, 1998.

(o)  Reserved.

(p) (1) LA Capital Incorporated Consolidated Code of Ethics (Exhibit incorporated by reference as filed as Exhibit (p) in Post-Effective Amendment No. 6 via EDGAR on September 30, 2002, accession number 0001004402-02-000422).

(p) (2) ISI Funds Consolidated Code of Ethics (Exhibit incorporated by reference as filed as Exhibit (p)(2) in post-effective amendment No. 9 via EDGAR on December 30, 2004, accession number 0001275125-04-000455).

(p) (3) International Strategy & Investment, Inc. Consolidated Code of Ethics (Exhibit incorporated by reference as filed as Exhibit (p)(3) in post-effective amendment No. 9 via EDGAR on December 30, 2004, accession number 0001275125-04-000455).

(p) (4) International Strategy & Investment Group, Inc. Consolidated Code of Ethics (Exhibit incorporated by reference as filed as Exhibit (p)(4) in post-effective amendment No. 9 via EDGAR on December 30, 2004, accession number 0001275125-04-000455).

Other Exhibits:

(A)  Powers of Attorney  (Exhibit  incorporated  by  reference as filed as Other
     Exhibit in Post-Effective Amendment No. 7 via EDGAR on February 28, 2003, accession number 0001004402-03-000157(Jacques), Post-Effective Amendment No. 5 via EDGAR on September 27, 2001, accession number 0000950116-01-500872 (Hardiman, Hyman and Levy)) and in Post-Effective Amendment No. 3 via EDGAR on September 30, 1999, accession number 0000950116-99-001816 (Medaugh)).

(B) Power of Attorney for Stephen V. Killorin (Exhibit incorporated by reference as filed as Other Exhibit in post-effective amendment No. 9 via EDGAR on December 30, 2004, accession number 0001275125-04-000455).

ITEM 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

ISI Total Return U.S. Treasury Fund, Inc., ISI Managed Municipal Fund, Inc. and ISI North American Government Bond Fund, Inc. may be deemed to be under the common control with the Registrant as they share the same investment advisor, International Strategy & Investment, Inc., a Maryland Corporation.

ITEM 24. INDEMNIFICATION

Sections  1,  2,  3  and  4  of  Article  VIII  of   Registrant's   Articles  of
Incorporation, included as Exhibit (a) to this Registration Statement and incorporated herein by reference, provide as follows:

Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors of the Corporation may make further provision for indemnification of directors, officers, employees and agents in the By-Laws of the Corporation or by resolution or agreement to the fullest extent permitted by the Maryland General Corporation law.

Section 3. No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4. References to the Maryland General Corporation Law in this Article VIII are to such law as from time to time amended. No further amendment to the Charter of the Corporation shall decrease, but may expand, any right of any person under this Article VIII based on any event, omission or proceeding prior to such amendment.

Sections 1, 2, 3, 4 and 5 of Article XIII of Registrant's By-Laws, included as Exhibit (b) to this Registration Statement and incorporated herein by reference, provide as follows:

Section 1. Indemnification. The Corporation shall indemnify its Directors to the fullest extent that indemnification of Directors is permitted by the Maryland
General Corporation Law. The Corporation shall indemnify its officers to the same extent as its Directors and to such further extent as is consistent with law. The Corporation shall indemnify its Directors and officers who while serving as Directors or officers also serve at the request of the Corporation as a Director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. This Article XIII shall not protect any such person against any liability to the Corporation or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 2. Advances. Any current or former Director or officer of the Corporation claiming indemnification within the scope of this Article XIII shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permissible under the Maryland General Corporation Law, the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as such statutes are now or hereafter in force.

Section 3. Procedure. On the request of any current or former Director or officer requesting indemnification or an advance under this Article XIII, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, the 1933 Act and the 1940 Act, as such statutes are now or hereafter in force, whether the standards required by this Article XIII have been met.

Section 4. Other Rights. The indemnification provided by this Article XIII shall not be deemed exclusive of any other right, in respect of indemnification or otherwise, to which those seeking such indemnification may be entitled under any insurance or other agreement, vote of shareholders or disinterested Directors or otherwise, both as to action by a Director or officer of the Corporation in his official capacity and as to action by such person in another capacity while holding such office or position, and shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 5. Maryland Law. References to the Maryland General Corporation Law in this Article XIII are to such law as from time to time amended. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue. In the absence of a determination by a court of competent jurisdiction, the determinations that indemnification against such liabilities is proper, and advances can be made, are made by a majority of a quorum of the disinterested directors of the Fund, or an independent legal counsel in a written opinion, based on review of readily available facts.

ITEM 25. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR

The following chart reflects the directors and officers of International Strategy & Investment Inc. ("ISI"), the Fund's investment advisor, including their business connections during the past two fiscal years, which are of a substantial nature. The address of ISI is 535 Madison Avenue, 30th Floor, New York, New York 10022 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.



         Name                                 ISI Title                           Other Business Connection
         .................................... ................................... ...................................
         Edward S. Hyman, Jr.                 Chairman                            Chairman/President, International
                                                                                  Strategy & Investment Group, Inc.
                                                                                  (Fund distributor)
         .................................... ................................... ...................................
         R. Alan Medaugh                      President                           Director, International Strategy
                                                                                  & Investment Group, Inc. (Fund
                                                                                  distributor)
         .................................... ................................... ...................................
         Nancy Lazar                          Executive Vice President/Secretary  Executive Vice President.
                                                                                  Assistant Treasurer and
                                                                                  Secretary, International Strategy
                                                                                  & Investment Group, Inc. (Fund
                                                                                  distributor)
         .................................... ................................... ...................................
         Stephen V. Killorin                  Executive Managing Director/        Executive Managing Director/
                                              Chief Financial Officer             Chief Financial Officer,
                                                                                  International Strategy &
                                                                                  Investment Group, Inc. (Fund
                                                                                  distributor)
-------------------------------------------------------------------------------------------------------------------

The following chart reflects the directors and officers of Los Angeles Capital Management and Equity Research, Inc. ("LA Capital"), the Fund's investment sub-advisor, including their business connections during the past two fiscal years, which are of a substantial nature. The address of LA Capital is 11150 Santa Monica Boulevard, Suite 200, Los Angeles, CA 90025 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name                                 LA Capital Title                    Other Business Connection
..................................... ................................... ...................................
Thomas D. Stevens                    Chairman and President              Member of the Board of Directors,
                                                                         PrimeZone Media Network
                                                                         Board of Governors, Southern
                                                                         California Special Olympics
..................................... ................................... ...................................
Hal W. Reynolds                      Chief Financial Officer,
                                     Director, Treasurer
..................................... ................................... ...................................
Stuart K. Matsuda                    Director, Secretary
..................................... ................................... ...................................
David R. Borger                      Director, Vice President
..................................... ................................... ...................................
Christine M. Kugler                  Director
..................................... ................................... ...................................


ITEM 26. PRINCIPAL UNDERWRITERS

International Strategy & Investment Group Inc. acts as distributor for ISI Total Return U.S. Treasury Fund Shares (a class of Total Return U.S. Treasury Fund, Inc.), ISI Managed Municipal Fund Shares (a class of Managed Municipal Fund, Inc.) and ISI North American Government Bond Fund Class A Shares and Class C Shares (classes of North American Government Bond Fund, Inc.).

The following Directors and Officers of the Fund serve as Directors and Officers of the Fund's principal underwriter.

Name and Principal Business Address*             Position with Underwriter            Position with Registrant
............................................. ................................... ...................................
Edward S. Hyman                              Chairman and President              Director
............................................. ................................... ...................................
R. Alan Medaugh                              Director                            President
............................................. ................................... ...................................
Nancy Lazar                                  Executive Vice President,           Vice President
                                             Assistant Treasurer, and Secretary
............................................. ................................... ...................................
Steve Killorin                               Executive Managing Director and     Vice President, Treasurer, Chief
                                             Chief Financial Officer             Compliance Officer and Chief
                                                                                 Financial Officer
............................................. ................................... ...................................
*535 Madison Avenue, 30th Floor New York, New York 10022

(c) Not applicable.

ITEM 27. LOCATION OF ACCOUNTS AND RECORDS

International Strategy & Investment Inc., 535 Madison Avenue, 30th Floor, New York, New York 10022, maintains physical possession of each such account, book or other document of the Fund, except for those maintained by the Registrant's custodian, The Northern Trust Company, 50 LaSalle Street, Chicago, IL 60675, or by the Registrant's administrator, transfer agent, dividend disbursing agent and accounting services provider, all affiliates of Forum Financial Group, LLC, Two Portland Square, Portland, ME 04101 ("Forum").

In particular, with respect to the records required by Rule 31a-1(b)(1), ISI and FAcS each maintains physical possession of all journals containing itemized daily records of all purchases and sales of securities, including sales and redemptions of Fund securities, and Northern Trust Company maintains physical possession of all receipts and deliveries of securities (including certificate numbers if such detail is not recorded by the custodian or transfer agent), all receipts and disbursements of cash, and all other debts and credits.

ITEM 28. MANAGEMENT SERVICES

None.

ITEM 29. UNDERTAKINGS

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore, and State of Maryland, on February 28, 2005.

                                          ISI STRATEGY FUND, INC.

                                          By:  */S/ EDWARD J. VEILLEUX
                                               -----------------------
                                               R. Alan Medaugh, President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities on the date(s) indicated:

*/S/ EDWARD J. VEILLEUX             FEBRUARY 28, 2005
-----------------------             -----------------
Edward S. Hyman                     Date
Chairman and Director

*/S/ EDWARD J. VEILLEUX             FEBRUARY 28, 2005
-----------------------             -----------------
Joseph R. Hardiman                  Date
Director

*/S/ EDWARD J. VEILLEUX             FEBRUARY 28, 2005
-----------------------             -----------------
Louis E. Levy                       Date
Director

*/S/ EDWARD J. VEILLEUX             FEBRUARY 28, 2005
-----------------------             -----------------
W. Murray Jacques                   Date
Director

*/S/ EDWARD J. VEILLEUX             FEBRUARY 28, 2005
-----------------------             -----------------
R. Alan Medaugh                     Date
President

*/S/ EDWARD J. VEILLEUX             FEBRUARY 28, 2005
-----------------------             -----------------
Stephen V. Killorin                 Date
Chief Financial Officer/Treasurer

By: /S/ EDWARD J. VEILLEUX
    ----------------------
Edward J. Veilleux
Attorney-In-Fact*

* By Power of Attorney

RESOLVED, that Edward J. Veilleux,  Stephen V. Killorin,  Margaret M. Beeler and
     Frederick Skillin are authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of TOTAL RETURN U.S. TREASURY FUND, INC., MANAGED MUNICIPAL FUND, INC., NORTH AMERICAN GOVERNMENT BOND FUND, INC. and ISI STRATEGY FUND, INC. on behalf of each Fund's President pursuant to a properly executed power of attorney.

RESOLVED, that Edward J. Veilleux,  Stephen V. Killorin,  Margaret M. Beeler and
     Frederick Skillin are authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of TOTAL RETURN U.S. TREASURY FUND, INC., MANAGED MUNICIPAL FUND, INC., NORTH AMERICAN GOVERNMENT BOND FUND, INC. and ISI STRATEGY FUND INC. on behalf of each Fund's Chief Financial Officer pursuant to a properly executed power of attorney.

                                INDEX TO EXHIBITS

Item 22(i)(2)              Consent of Counsel.

Item 22(j)                 Consent of Independent Auditors.